                                                                   EXHIBIT 10.13


                            STOCK PURCHASE AGREEMENT

                                  by and among

                                THE NAMED SELLERS

                                       and

                   WINSTON FURNITURE COMPANY OF ALABAMA, INC.

                                       and

                           MIAMI METAL PRODUCTS, INC.

                                       and

               INDUSTRIAL MUEBLERA POMPEII de MEXICO, S.A. de C.V.

                          dated as of November 23, 1998

                                TABLE OF CONTENTS


                                                                                               PAGE
                                                                                               ----
1.       DEFINITIONS..............................................................................1

2.       PURCHASE AND SALE OF COMPANY SHARES AND IMP SHARES......................................10
         (a)      BASIC TRANSACTION..............................................................11
         (b)      PURCHASE PRICE.................................................................11
         (c)      PAYMENT OF COMPANY PURCHASE PRICE AND IMP PURCHASE PRICE.......................11
         (d)      FUNDED INDEBTEDNESS ...........................................................12
         (e)      EARNOUT........................................................................12
         (f)      POST-CLOSING COMPANY PURCHASE PRICE ADJUSTMENT.................................16
         (g)      THE CLOSING....................................................................18
         (h)      DELIVERIES AT THE CLOSING......................................................18
         (i)      TRANSFER TAXES.................................................................18
         (j)      NET CASH PAYMENT TO SELLERS....................................................18

3A.      REPRESENTATIONS AND WARRANTIES OF THE SELLERS...........................................19
         (a)      CAPACITY.......................................................................19
         (b)      BINDING OBLIGATION.............................................................19
         (c)      NONCONTRAVENTION...............................................................19
         (d)      OWNERSHIP OF COMMON STOCK AND IMP STOCK .......................................19
         (e)      BROKERS' FEES..................................................................20

3B.      REPRESENTATIONS AND WARRANTIES OF THE SELLERS WITH RESPECT TO THE COMPANY AND IMP.......20
         (a)      ORGANIZATION/POWER AND AUTHORITY TO CONDUCT BUSINESS ..........................20
         (b)      AUTHORIZATION OF TRANSACTION...................................................20
         (c)      NONCONTRAVENTION...............................................................20
         (d)      BROKERS' FEES..................................................................21
         (e)      CAPITALIZATION.................................................................21
         (f)      FINANCIAL STATEMENTS...........................................................22
         (g)      ABSENCE OF CERTAIN DEVELOPMENTS................................................22
         (h)      UNDISCLOSED LIABILITIES........................................................24
         (i)      LEGAL COMPLIANCE...............................................................24
         (j)      COMPANY AND IMP PERMITS........................................................24
         (k)      TAX MATTERS....................................................................25
         (l)      CERTAIN BUSINESS RELATIONSHIPS WITH THE COMPANY AND IMP........................26
         (m)      TITLE TO TANGIBLE ASSETS OTHER THAN REAL PROPERTY INTERESTS....................27
         (n)      REAL PROPERTY..................................................................27
         (o)      INTELLECTUAL PROPERTY..........................................................28
         (p)      CONTRACTS......................................................................29
         (q)      POWERS OF ATTORNEY.............................................................29
         (r)      INSURANCE......................................................................29
         (s)      LITIGATION.....................................................................29
         (t)      LABOR RELATIONS................................................................30
         (u)      EMPLOYEE BENEFITS..............................................................30
         (v)      ENVIRONMENTAL, HEALTH AND SAFETY MATTERS.......................................32



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

                                                                                               PAGE
                                                                                               ----
         (w)      CUSTOMERS AND SUPPLIERS........................................................33
         (x)      INVENTORY......................................................................33
         (y)      ACCOUNTS RECEIVABLE............................................................33
         (z)      LIST OF ACCOUNTS...............................................................34
         (aa)     PRODUCTS LIABILITY.............................................................34

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.........................................34
         (a)      ORGANIZATION...................................................................34
         (b)      AUTHORIZATION OF TRANSACTION...................................................34
         (c)      NONCONTRAVENTION...............................................................34
         (d)      BROKERS' FEES..................................................................34
         (e)      ACQUISITION OF SHARES FOR INVESTMENT...........................................35

5.       PRE-CLOSING COVENANTS...................................................................35
         (a)      GENERAL........................................................................35
         (b)      NOTICES AND CONSENTS...........................................................35
         (c)      OPERATION OF BUSINESS .........................................................35
         (d)      PRESERVATION OF BUSINESS ......................................................35
         (e)      FULL ACCESS ...................................................................36
         (f)      NOTICE OF DEVELOPMENTS.........................................................36
         (g)      NO ADDITIONAL REPRESENTATIONS OR WARRANTIES....................................36

6.       POST-CLOSING COVENANTS..................................................................36
         (a)      GENERAL........................................................................36
         (b)      SECTION 338(h)(10) ELECTION....................................................37
         (c)      TRANSITION.....................................................................38
         (d)      LITIGATION SUPPORT.............................................................38
         (e)      NONCOMPETITION.................................................................38
         (f)      NON-SOLICITATION...............................................................39
         (g)      CONFIDENTIALITY................................................................39

7.       NO SHOP.................................................................................40

8.       CONDITIONS TO OBLIGATION TO CLOSE.......................................................40
         (a)      CONDITIONS TO OBLIGATION OF THE PURCHASER......................................40
         (b)      CONDITIONS TO OBLIGATION OF THE SELLERS........................................41

9.       REMEDIES FOR BREACHES OF THIS AGREEMENT.................................................42
         (a)      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.....................................42
         (b)      INDEMNIFICATION................................................................43
         (c)      TREATMENT OF INDEMNIFICATION PAYMENTS..........................................46
         (d)      EXCLUSIVE REMEDY...............................................................46
         (e)      ASSIGNMENT BY PURCHASER........................................................46
         (f)      NO CONTRIBUTION FROM COMPANY OR IMP............................................46

10.      DISPUTE RESOLUTION......................................................................46
         (a)      DISPUTE DEFINED................................................................46


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

                                                                                               PAGE
                                                                                               ----
         (b)      DISPUTE RESOLUTION PROCEDURES..................................................47
         (c)      PROVISIONAL REMEDIES...........................................................48
         (d)      TOLLING OF STATUTE OF LIMITATIONS..............................................48
         (e)      PERFORMANCE TO CONTINUE........................................................48
         (f)      EXTENSION OF DEADLINES.........................................................48
         (g)      ENFORCEMENT....................................................................48
         (h)      COSTS..........................................................................48

11.      ADDITIONAL AGREEMENTS...................................................................48
         (a)      PRODUCT RETURNS................................................................49
         (b)      SELLERS' GUARANTEE OF ACCOUNTS RECEIVABLE......................................49
         (c)      VACATION AND HOLIDAY ACCRUAL...................................................50
         (d)      EPCRA FILINGS..................................................................51
         (e)      LITIGATION.....................................................................51

12.      TERMINATION.............................................................................51
         (a)      TERMINATION OF AGREEMENT.......................................................51
         (b)      EFFECT OF TERMINATION..........................................................52

13.      WINSLOEW FURNITURE GUARANTY.............................................................52

14.      MISCELLANEOUS...........................................................................52
         (a)      PRESS RELEASES AND PUBLIC ANNOUNCEMENTS........................................52
         (b)      NO THIRD-PARTY BENEFICIARIES...................................................52
         (c)      ENTIRE AGREEMENT...............................................................52
         (d)      SUCCESSION AND ASSIGNMENT......................................................52
         (e)      COUNTERPARTS...................................................................53
         (f)      HEADINGS.......................................................................53
         (g)      NOTICES........................................................................53
         (h)      GOVERNING LAW; VENUE...........................................................54
         (i)      AMENDMENTS AND WAIVERS.........................................................54
         (j)      SEVERABILITY...................................................................55
         (k)      EXPENSES.......................................................................55
         (l)      CONSTRUCTION...................................................................55
         (m)      INCORPORATION OF DISCLOSURE SCHEDULE...........................................55
         (n)      EQUITABLE REMEDIES.............................................................55
         (o)      WAIVER OF JURY TRIAL...........................................................56
         (p)      PREVAILING PARTIES.............................................................56


Exhibit A -- Escrow Agreement
Exhibit B -- Employment Agreement With Perry Martin
Exhibit C -- Consulting Agreement With Leo Martin
Exhibit D -- Lease Amendment With Nitram Partners, Ltd.
Exhibit E -- Joinder Agreement With Sherry Mittleman and Lisa Schneiderman
             Disclosure Schedule

                            STOCK PURCHASE AGREEMENT

                  This Stock Purchase Agreement is made as of November __, 1998, by and among WINSTON FURNITURE COMPANY OF ALABAMA, INC., an Alabama corporation (the "PURCHASER"), MIAMI METAL PRODUCTS, INC., D/B/A POMPEII FURNITURE INDUSTRIES, a Florida corporation (the "COMPANY"), INDUSTRIAL MUEBLERA POMPEII DE MEXICO, S.A. DE C.V., a Mexican corporation ("IMP") and the following selling shareholders, LEO MARTIN ("L. MARTIN"), GLORIA MARTIN ("G. MARTIN"), DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT I, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT II, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT III, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT I, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT II, and DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT III (collectively, the "SELLERS" and individually, a "SELLER"). The Purchaser, the Company, IMP and the Sellers are each referred to in this Agreement as a "PARTY" and collectively as the "PARTIES". WinsLoew Furniture, Inc. and Perry B. Martin are parties to this Agreement solely for the purpose of agreeing to the provisions set forth above their respective signatures.

                  The Sellers directly own all of the outstanding capital stock of the Company. L. Martin and G. Martin directly own all of the outstanding capital stock of IMP.

                  This Agreement contemplates a transaction in which (i) the Purchaser will purchase from the Sellers, and the Sellers will sell to the Purchaser, all of the outstanding capital stock of the Company and (ii) the Purchaser will purchase from L. Martin and G. Martin, and L. Martin and G. Martin will sell to the Purchaser, all of the outstanding capital stock of IMP.

                  NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Parties agree as follows.

         1. DEFINITIONS.

         "ACCOUNTING FIRM" has the meaning set forth in section 2(e)(vi) below.

         "ACCOUNTS RECEIVABLE" means all of the Company's accounts, instruments, drafts, acceptances and other forms of receivables and all rights earned under the Company's contracts to sell goods or render services, including, but not limited to, rights to any letters of credit which back any Account Receivable.



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



         "ADJUSTED EBITAM" means has the meaning set forth in section 2(e)(iv) below.

         "ADJUSTED EBITAM STATEMENT" has the meaning set forth in section 2(e)(vi) below.

         "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

         "AFFILIATED GROUP" means any affiliated group within the meaning of section 1504 of the Code.

         "ALLOCATION SCHEDULE" has the meaning set forth in section 6(b)(iv) below.

         "ASSIGNED RECEIVABLES" has the meaning set forth in section 11(b)(ii) below.

         "AUTHORITY" means any federal, state, local or foreign governmental regulatory agency, commission, bureau, authority, court or arbitration tribunal.

         "AVAILABLE CASH" means all Cash held by the Company as of midnight on the day before the Closing Date less (i) an amount of Cash necessary to cover outstanding checks (which are not otherwise stale) which have been mailed or otherwise delivered by the Company but have not cleared and (ii) the amount necessary to comply with the provisions of section 8(a)(xiv).

         "BUSINESS OF THE COMPANY AND IMP" means the manufacture of high-end metal-frame furniture for residential and hospitality industries.

         "CASH" means cash and cash equivalents (including marketable securities and short term investments) calculated in accordance with GAAP applied on a basis consistent with the preparation of the Financial Statements.

         "CERCLA" has the meaning set forth in section 3B(v)(vi) below.

         "CLOSING" has the meaning set forth in section 2(g) below.

         "CLOSING BALANCE SHEET" has the meaning set forth in section 2(f)(i) below.

         "CLOSING DATE" has the meaning set forth in section 2(g) below.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMPANY" has the meaning set forth in the preface above.



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



         "COMPANY COMMON STOCK" means the Class A Common Stock, $.10 par value, and the Class B Common Stock, $.10 par value, of the Company.

         "COMPANY PERMITS" has the meaning set forth in section 3B(j)(i) below.

         "COMPANY PRO RATA SHARE" means with respect to any Seller a fractional multiplier of which the numerator is the number of shares of Company Common Stock held by such Seller and the denominator is the total number of shares of Company Common Stock held by all Sellers.

         "COMPANY PURCHASE PRICE" has the meaning set forth in section 2(b)(i) below.

         "COMPANY PURCHASE PRICE ADJUSTMENT" has the meaning set forth in section 2(f)(iii) below.

         "COMPANY PURCHASE PRICE ADJUSTMENT ESCROW ACCOUNT" has the meaning set forth in section 2(c)(ii) below

         "COMPANY SHARES" has the meaning set forth in section 2(a) below.

         "CONFIDENTIALITY AGREEMENT" has the meaning set forth in section 121(b) below.

         "CONFIDENTIAL INFORMATION" means data and information relating to the Business of the Company and IMP (which does not rise to the level of a Trade Secret) which is not generally known to their competitors and which (a) derives economic value, actual or potential, from not being known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Confidential Information does not include any data or information that has been voluntarily disclosed to the public by the Company or IMP or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means.

         "CONSULTING AGREEMENT" means the Consulting Agreement to be entered into between the Purchaser and Leo Martin in the forms of EXHIBIT C hereto.

         "DEDUCTIBLE" has the meaning set forth in section 9(b)(i) below.

         "DEFENSE COUNSEL" has the meaning set forth in section 9(b)(v) below.

         "DEFENSE NOTICE" has the meaning set forth in section 9(b)(v) below.

         "DETERMINATION NOTICE" has the meaning set forth in section 2(e)(ii) below.



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



         "DISCLOSURE SCHEDULE" means the Disclosure Schedule accompanying this Agreement.

         "DISPUTE" has the meaning set forth in section 10(a) below.

         "EARNOUT" has the meaning set forth in section 2(e)(i) below.

         "EARNOUT ACTUAL AMOUNT" has the meaning set forth in section 2(e)(vi)(C) below.

         "EARNOUT HIGH AMOUNT" has the meaning set forth in section 2(e)(vi)(B) below.

         "EARNOUT LOW AMOUNT" has the meaning set forth in section 2(e)(vi)(A) below.

         "EMPLOYEE BENEFIT PLAN" has the meaning set forth in section 3B(u) below.

         "EMPLOYEE BENEFIT PLAN REPRESENTATIONS AND WARRANTIES" has the meaning set forth in section 9(a) below.

         "EMPLOYEE PENSION BENEFIT PLAN" has the meaning set forth in ERISA section 3(2).

         "EMPLOYEE WELFARE BENEFIT PLAN" has the meaning set forth in ERISA section 3(1).

         "EMPLOYMENT AGREEMENT" means the Employment Agreement to be entered into between the Purchaser and Perry B. Martin in the form of EXHIBIT B hereto.

         "ENVIRONMENTAL, HEALTH AND SAFETY REQUIREMENTS" means all federal, state, local, regional and foreign statutes, regulations and ordinances concerning workplace health and safety and pollution or protection of the environment, including all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control or cleanup of any hazardous materials, substances or wastes.

         "ENVIRONMENTAL CLAIM" means any written notice or claim by any Person or any Authority alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (i) the presence, release or threatened release into the environment, of any Material of Environmental Concern at any location, whether or not owned, leased or operated by the Company or IMP, or (ii) any violation, or alleged violation, of any Environmental, Health and Safety Requirement.

         "ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES" has the meaning set forth in section 9(a) below.

         "EPCRA" has the meaning set forth in section 3B(v)(ii) below.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ESCROW AGREEMENT" means the Escrow Agreement, in the form of EXHIBIT A hereto, to be entered into on the Closing Date by the Company, the Sellers, the Sellers' Representative and the Escrow Agent.

         "ESCROW AGENT" has the meaning set forth in section 2(c)(ii) below.

         "ESCROW FUND" has the meaning set forth in section 2(c)(ii) below.

         "FINAL ADJUSTED EBITAM DETERMINATION DATE" has the meaning set forth in section 2(e)(vi) below.

         "FINAL CLOSING BALANCE SHEET DETERMINATION DATE" has the meaning set forth in section 2(f)(ii) below.

         "FINANCIAL STATEMENTS" has the meaning set forth in section 3B(f) below.

         "FUNDED INDEBTEDNESS" means the aggregate amount (including the current portions thereof) of all (i) indebtedness for money borrowed from others and purchase money indebtedness of the Company and IMP, (ii) indebtedness of the type described in clause (i) above guaranteed, directly or indirectly, in any manner by the Company or IMP, or in effect guaranteed, directly or indirectly, in any manner by the Company or IMP, through an agreement, contingent or otherwise, to supply funds to, or in any other manner invest in, the debtor, or to purchase indebtedness, or to purchase and pay for property if not delivered or to pay for services if not performed, primarily for the purpose of enabling the debtor to make payment of the indebtedness or to assure the owners of the indebtedness against loss, but excluding endorsements of checks and other instruments in the ordinary course, (iii) indebtedness of the type described in clause (i) above secured by any Lien upon property owned by the Company or IMP, even though neither the Company nor IMP has in any manner become liable for the payment of such indebtedness and (iv) interest expense accrued but unpaid, and all prepayment premiums, on or relating to any of such indebtedness.

         "GAAP" means United States generally accepted accounting principles as in effect from time to time.

         "G. MARTIN" has the meaning set forth in the preface above.

         "GENERAL INDEMNIFICATION ESCROW ACCOUNT" has the meaning set forth in section 2(c)(ii) below

         "HART-SCOTT-RODINO ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "IMP" has the meaning set forth in the preface above.

         "IMP PERMITS" has the meaning set forth in section 3B(j)(ii) below.

         "IMP PRO RATA SHARE" means with respect to L. Martin and G. Martin a fractional multiplier of which the numerator is the number of shares of IMP Stock held by such Person and the denominator is the total number of shares of IMP Stock held by both L. Martin and G. Martin.

         "IMP PURCHASE PRICE" has the meaning set forth in section 2(b)(ii) below.

         "IMP SHARES" has the meaning set forth in section 2(a) below.

         "IMP STOCK" means the Series B Stock of IMP.

         "INDEMNIFIED PARTIES" has the meaning set forth in section 9(b)(v) below.

         "INDEMNIFYING PARTIES has the meaning set forth in section 9(b)(v) below.

         "INITIAL PAYMENT" has the meaning set forth in section 2(c)(i) below.

         "INTELLECTUAL PROPERTY" means all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all goodwill associated therewith (including all translations, adaptations, derivations and combinations of the foregoing); copyrights and copyrightable works; registrations, applications and renewals for any of the foregoing; trade secrets and confidential information (including, without limitation, ideas, compositions, know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, business and marketing plans, and customer and supplier lists and related information); and computer software (including, without limitation, data, data bases and documentation).

         "IRS" means the Internal Revenue Service.

         "INVENTORY" means all of the inventories of the Company and IMP, including without limitation, raw materials, work in progress, finished goods, packaging goods and other like items.

         "JOINDER AGREEMENT" means the Joinder Agreement to be entered into by Sherry Mittleman and Lisa Schneiderman in the form of EXHIBIT E hereto.



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



         "KNOWLEDGE" means, with respect to the Sellers (for the Company) and L. Martin and G. Martin (for IMP), the actual knowledge, after reasonable investigation, of any of L. Martin, Perry B. Martin, Larry Schroeder and J.L. Emery.

         "L. MARTIN" has the meaning set forth in the preface above.

         "LEASE AMENDMENT" means the First Amendment to Lease Agreement to be entered into between the Company and Nitram Partners, Ltd. in the form of EXHIBIT D hereto.

         "LIEN" means any mortgage, pledge, lien, encumbrance, charge or other security interest, whether or not related to the extension of credit or the borrowing of money.

         "LOSS" or "LOSSES" means all damages, dues, penalties, fines, reasonable amounts paid in settlement, Taxes, costs, obligations, losses, expenses, and fees (including court costs and reasonable attorneys' fees and expenses), including, as the context may require, any of the foregoing which arise out of or in connection with any actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees or rulings.

         "MATERIAL ADVERSE CHANGE" or "MATERIAL ADVERSE EFFECT" means any change or effect that is materially adverse to the business, financial condition or results of operations of the Company or IMP.

         "MATERIAL CONTRACT" means any contract or agreement whether written or oral to which either the Company or IMP is a party, or by which the Company or IMP or any of their respective assets is bound, and which (a) relates to Funded Indebtedness or is a letter of credit, pledge, bond or similar arrangement running to the account of or for the benefit of the Company or IMP, (b) relates to the purchase, maintenance or acquisition of, or sale or furnishing of, materials, supplies, merchandise, machinery, equipment, parts or any other property or services (excluding any such contract made in the Ordinary Course of Business and which is expected to be fully performed within 90 days of the date hereof or which involves revenues or expenditures of less than $50,000), (c) is a collective bargaining agreement, (d) obligates the Company or IMP not to compete with any business, or which otherwise restrains or prevents the Company or IMP from carrying on any lawful business or which restricts the right of the Company or IMP to use or disclose any information in its possession (excluding in each case customary restrictive covenants contained in agreements entered into in the Ordinary Course of Business), (e) relates to (i) employment, compensation, severance, or consulting between the Company or IMP and any of their respective officers or directors, or (ii) between the Company or IMP and any other employees or consultants of the Company or IMP who are entitled to compensation thereunder in excess of $35,000 per annum, (f) is a lease or sublease of real property, or a lease, sublease or other title retention agreement or conditional sales agreement involving annual payments in excess of $25,000 individually or $100,000 in the aggregate for any machinery, equipment, vehicle or other tangible personal property (whether the Company or IMP is a lessor or lessee), (g) is a contract for capital expenditures or the acquisition or construction of fixed assets for or in respect of any real property involving payments to be made after the date hereof in excess of $50,000, (h) is a contract granting any Person a Lien on any of the assets of the Company or IMP, in whole or in part (other than Permitted Liens), (i) is a contract by which the Company or IMP retains any manufacturer's representatives, broker or other sales agent, distributor or representative or through which the Company or IMP is appointed or authorized as a sales agent, distributor or representative, (j) is a joint venture or partnership contract, a limited liability company operating agreement or an agreement or arrangement with any Seller, or with any Affiliate of any Seller, (k) is (i) an agreement for the storage, transportation, treatment and disposal of any materials subject to regulation under any Environmental Health and Safety Requirements, or (ii) a contract for storage, transportation or similar services with carriers or warehousemen (excluding any such contract entered into in the Ordinary Course of Business and involving aggregate annual expenditures not exceeding $50,000), or
(l) any other agreement (or group of related agreements) the performance of the executory portion of which involves consideration in excess of $50,000 or which cannot be terminated by the Company or IMP upon 90 days notice.

         "MATERIALS OF ENVIRONMENTAL CONCERN" means chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products in each case with respect to which liability or standards of conduct are imposed pursuant to any Environmental, Health and Safety Requirements.

         "MEDIATION REQUEST" has the meaning set forth in section 10(b)(ii) below.

         "MOST RECENT BALANCE SHEET" means the balance sheet contained within the Most Recent Financial Statements.

         "MOST RECENT FINANCIAL STATEMENTS" has the meaning set forth in section 3B(f) below.

         "MOST RECENT FISCAL MONTH END" has the meaning set forth in section 3B(f) below.

         "MOST RECENT FISCAL YEAR END" has the meaning set forth in section 3B(f) below.

         "MULTIEMPLOYER PLAN" has the meaning set forth in ERISA section 3(37).

         "NET WORKING CAPITAL" means the total current assets of the Company (which current assets may include Cash but which shall not include any prepaid recruiting expense) MINUS the total current liabilities of the Company (which current liabilities shall exclude the current portion of any Funded Indebtedness), in each case determined as of the close of business on the day before the Closing Date.

         "NET WORKING CAPITAL THRESHOLD AMOUNT" has the meaning set forth in section 2(f)(iii) below.


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



         "90 AND OVER ACCOUNTS RECEIVABLE" has the meaning set forth in section 11(b)(1) below.

         "NOTICE OF DISAGREEMENT WITH ADJUSTED EBITAM STATEMENT" has the meaning set forth in section 2(e)(vi) below.

         "NOTICE OF DISAGREEMENT WITH CLOSING BALANCE SHEET" has the meaning set forth in section 2(f)(ii) below.

         "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

         "PARTY" has the meaning set forth in the preface above.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "PERMITTED LIENS" means (i) Liens for Taxes not yet due and payable or being contested in good faith by appropriate proceedings and as to which adequate reserves have been established, (ii) workers or unemployment compensation claims and/or Liens arising in the Ordinary Course of business,
(iii) mechanic's, materialman's, supplier's, vendor's, landlord's or similar Liens arising in the Ordinary Course of Business securing amounts which are not delinquent, and (iv) purchase money Liens and Liens securing rental payments under capital lease arrangements.

         "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

         "POST-CLOSING TAX PERIOD" means any tax period (including partial periods) that ends after the Closing Date.

         "PRE-CLOSING TAX PERIOD" means any tax period (including partial periods) that ends on or prior to the Closing Date.

         "PRODUCTS LIABILITY REPRESENTATIONS AND WARRANTIES" has the meaning set forth in section 9(a) below.

         "PURCHASER" has the meaning set forth in the preface above.

         "REAL PROPERTY" has the meaning set forth in section 3B(n) below.

         "RESTRICTED AREA" has the meaning set forth in section 6(e) below.

         "Section 338(h)(10) ELECTION" has the meaning set forth in section 6(b)(i) below.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "SELLER" or "SELLERS" has the meaning set forth in the preface above.

         "SELLERS' REPRESENTATIVE" means L. Martin.

         "SUBSIDIARY" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns, directly or indirectly, a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

         "TAXES" means all federal, state, local and foreign taxes (including, without limitation, income or profits taxes, premium taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, ad valorem taxes, severance taxes, capital levy taxes, transfer taxes, value added taxes, employment and payroll-related taxes, property taxes, business license taxes, occupation taxes, import duties and other governmental charges and assessments), of any kind whatsoever, including interest, additions to tax and penalties with respect thereto.

         "TAX REPRESENTATIONS AND WARRANTIES" has the meaning set forth in section 9(a) below.

         "TAX RETURN" means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         "THIRD PARTY CLAIM" has the meaning set forth in section 9(b)(v) below.

         "TRADE SECRETS" means information relating to the Company and IMP, without regard to form, including, but not limited to, technical or nontechnical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers which is not commonly known by or available to the public and which (a) derives economic value, actual or potential, from not being known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

         "TRANSACTION REPRESENTATIONS AND WARRANTIES" has the meaning set forth in section 9(a) below.

         2. PURCHASE AND SALE OF COMPANY SHARES AND IMP SHARES.

         (a) BASIC TRANSACTION. On and subject to the terms and conditions of this Agreement, (i) the Purchaser agrees to purchase from each of the Sellers, and each of the Sellers agrees to sell to the Purchaser, free and clear of all restrictions on transfer (other than restrictions under the Securities Act and state securities laws), Liens, claims and demands, all of the shares of Company Common Stock owned by each of the Sellers as set forth in section 3B(E) OF THE DISCLOSURE SCHEDUle (thE "COMPAny SHARES") for the consideration specified below in this section 2 and (ii) the Purchaser agrees to purchase from each of L. Martin and G. Martin, and each of L. Martin and G. Martin agrees to sell to the Purchaser, free and clear of all restrictions on transfer (other than restrictions under the Securities Act and state securities laws), Liens, claims and demands, all of the shares of IMP Stock owned by each of L. Martin and G. Martin as set forth in section 3B(e) OF THE DISCLOSURE SCHEDULE (the "IMP SHARES") for the consideration specified below in this section 2.

         (b)      PURCHASE PRICE.

                  (i) The aggregate purchase price to be paid by the Purchaser for the all of the Company Shares (the "COMPANY PURCHASE PRICE") shall be $16,400,000, MINUS (A) the amount of Funded Indebtedness as of the Closing Date (after giving effect to any reduction of such Funded Indebtedness on the Closing Date by application of Available Cash) and MINUS (B) any Company Purchase Price Adjustment made pursuant to section 2(f) below, PLus (C) any Earnout payments made pursuant to section 2(e) below. The amount of the Company Purchase Price to be received by each Seller shall be the Seller's Company Pro Rata Share thereof.

                  (ii) The aggregate purchase price to be paid by the Purchaser for the all of the IMP Shares (the "IMP PURCHASE PRICE") shall be $50,000. The amount of the IMP Purchase Price to be received by each of
         L. Martin and G. Martin shall be such Person's IMP Pro Rata Share thereof.

         (c) PAYMENT OF COMPANY PURCHASE PRICE AND IMP PURCHASE PRICE. On the Closing Date, the Purchaser shall make payment of the Company Purchase Price and the IMP Purchase Price as follows:

                  (i) To the Sellers, by wire transfer of immediately available funds, the sum of $13,900,000 [$16,400,000 MINUS (A) the amount of Funded Indebtedness as of the Closing Date (after giving effect to any reduction of such Funded Indebtedness on the Closing Date by application of Available Cash) and (B) $2,500,000 to be deposited as the Escrow Fund pursuant to section 2(c)(ii) below] (thE "INITIAL PAYMENt"), to the account designated in writing by the Sellers' Representative at least two business days prior to the Closing Date.

                  (ii) To SunTrust Bank, Atlanta, as escrow agent (the "ESCROW AGENT") pursuant to the terms of the Escrow Agreement, the sum of $2,500,000 (the "ESCROW FUND"). As provided in the Escrow Agreement, the Escrow Fund shall be divided into two accounts as follows: (A) $50,000 thereof shall be held in an account (the "COMPANY PURCHASE PRICE ADJUSTMENT ESCROW ACCOUNT") to be utilized to fund the Company Purchase Price Adjustment as described in section 2(f) hereof, and (B) $2,450,000 thereof shall be held in an account (the "GENERAL INDEMNIFICATION ESCROW ACCOUNT") to provide indemnification to the Purchaser as provided in section 9(b) hereof.

                  (iii) To L. Martin and G. Martin, by wire transfer of immediately available funds, the sum of $50,000 to the account designated in writing by the Sellers' Representative at least two business days prior to the Closing Date.

         (d) FUNDED INDEBTEDNESS. At the Closing, the Purchaser and/or the Company (as determined by the Purchaser) shall deliver to the holders of Funded Indebtedness an amount sufficient to repay all Funded Indebtedness outstanding immediately prior to the Closing (in connection with which the Company shall apply Available Cash to the reduction of Funded Indebtedness), with the result that immediately following the Closing there will be no further monetary obligations of the Company with respect to any Funded Indebtedness outstanding immediately prior to the Closing. On the Closing Date, the Company will provide the Purchaser with customary pay-off letters from all holders of Funded Indebtedness outstanding immediately prior to the Closing, and make arrangements reasonably satisfactory to the Purchaser for such holders to provide to the Purchaser recordable form mortgage and lien releases, canceled notes, trademark and patent assignments and other documents reasonably requested by the Purchaser simultaneously with the Closing.

         (e) EARNOUT.

                  (i) The Sellers will be entitled to receive a contingent purchase price payment of up to $1,000,000 (the "EARNOUT") in accordance with the provisions of this section 2(e). The Earnout shall be payable with respect to the Company's fiscal year ending December 31, 1998 and the amount of the Earnout payment for such fiscal year will be equal to two times the amount (if any) by which the Company's Adjusted EBITAM for such fiscal exceeds $2,200,000; PROVIDED, HOWEVER, that in no event shall the Earnout amount for such fiscal year be more than $1,000,000. The amount of the Earnout to be received by each Seller shall be the Seller's Company Pro Rata Share thereof.

                  (ii) Within a reasonable time after the conclusion of the fiscal year ending December 31, 1998, but no later than 30 days following the end of such fiscal year, the Purchaser shall deliver to the Sellers' Representative a written notice which shall set forth an estimate of the amount of the Company's Adjusted EBITAM for such fiscal year and an estimate of the Earnout (if any) earned and all calculations made in the determination of such amounts (the "DETERMINATION NOTICE"). The chief financial officer of the Purchaser shall certify the amounts determined and calculations made as set forth in the Determination Notice are true and correct to the best of his knowledge and belief.

                  (iii) The Earnout shall be payable as follows. 75% of the Earnout (if any) for any such fiscal year will be paid within three business days of the Sellers' Representative's receipt of the Determination Notice, by wire transfer of immediately available funds to an account or accounts designated by the Sellers' Representative in writing. The remaining Earnout (if any) will be paid upon the final determination of the Adjusted EBITAM Statement for the fiscal year ending December 31, 1998 in accordance with this section 2(e), by wire transfer of immediately available funds to an account or accounts designated by the Sellers' Representative in writing. If the amount of the Earnout that is ultimately determined to be payable pursuant to section 2(e)(vi) is less than the amount paid based upon the Determination Notice, then the Sellers shall repay the difference within three business days after such determination.

                  (iv) For purposes of this Agreement, "ADJUSTED EBITAM" for the Company's fiscal year ending December 31, 1998 means the unaudited net income (excluding extraordinary gains or losses) of the Company (including IMP) for the twelve months ending on the last day of such fiscal year, PLUS (A) any interest on indebtedness and any financing and related fees and expenses deducted in determining net income, (B) all fees or expenses incurred in connection with the transactions contemplated by this Agreement deducted in determining net income, (C) income Taxes deducted in determining net income, (D) any amortization to the extent attributable to the purchase accounting "write-up" resulting from the transactions contemplated hereby and deducted in determining net income, (E) management or other fees charged by the Purchaser and/or its Affiliates and (F) expenses of a non-recurring nature that may occur subsequent to the Closing Date as mutually agreed upon by the Purchaser and the Sellers' Representative.

                  (v) Except as otherwise expressly provided herein, any amount or calculation to be made in connection with the Earnout shall be determined or made (A) in accordance with GAAP applied in a manner consistent with the same accounting principles and methodologies used in the preparation of the Financial Statements, and (B) using the same revenue, income and expense recognition policies and practices as have been used by the Company prior to the Closing.

                  (vi) Within 90 days following the Closing, the Purchaser at its expense shall prepare and deliver to the Sellers' Representative a statement of the actual Adjusted EBITAM of the Company for such fiscal year (the "ADJUSTED EBITAM STATEMENT"). The chief financial officer of the Purchaser shall certify the amounts determined and calculations made as set forth in the Adjusted EBITAM Statement are true and correct to the best of his knowledge and belief. During the 30 days immediately following receipt of the Adjusted

         EBITAM Statement by the Sellers' Representative, the Sellers' Representative and his accountants shall be entitled to review the Adjusted EBITAM Statement and any working papers, trial balances and similar materials relating to the Adjusted EBITAM Statement prepared by the Purchaser or its accountants, and the Purchaser shall provide the Sellers' Representative and his accountants with timely access, during normal business hours, to the personnel, properties, books and records of the Company. The Adjusted EBITAM Statement shall become final and binding upon the parties on the 31st day following delivery thereof unless the Sellers' Representative gives written notice to the Purchaser of his disagreement with the Adjusted EBITAM Statement (a "NOTICE OF DISAGREEMENT WITH ADJUSTED EBITAM STATEMENT") prior to such date. Any Notice of Disagreement With Adjusted EBITAM Statement shall specify in reasonable detail the nature of any disagreement so asserted. If a timely Notice of Disagreement With Adjusted EBITAM Statement is received by the Purchaser with respect to the Adjusted EBITAM Statement, then the Adjusted EBITAM Statement (as revised in accordance with clause (A) or (B) below), shall become final and binding upon the Parties on the earlier of (A) the date the Purchaser and the Sellers' Representative resolve in writing any differences they have with respect to any matter specified in a Notice of Disagreement With Adjusted EBITAM Statement, or (B) the date any matters in dispute are finally resolved in writing by the Accounting Firm in the manner described below (the date on which the Adjusted EBITAM Statement so becomes final and binding being hereinafter referred to as the "FINAL ADJUSTED EBITAM DETERMINATION DATE"). During the 30 days immediately following the delivery of any Notice of Disagreement With Adjusted EBITAM Statement, the Purchaser and the Sellers' Representative shall seek in good faith to resolve in writing any differences which they may have with respect to any matter specified in such Notice of Disagreement With Adjusted EBITAM Statement. During such period, the Sellers' Representative and his accountants shall each have access to the Company's working papers, trial balances and similar materials (including the working papers, trial balances and similar materials of the Company's accountants) prepared in connection with the Purchaser's preparation of the Adjusted EBITAM Statement. At the end of such 30-day period, the Sellers' Representative and the Purchaser shall submit to an independent "Big 6" public accounting firm (the "ACCOUNTING FIRM") for review and resolution any and all matters which remain in dispute and which were included in any Notice of Disagreement With Adjusted EBITAM Statement (it being understood that the Accounting Firm shall act as an arbitrator to determine, based solely on presentations by the Purchaser and the Sellers' Representative (and not by independent review), only those matters which remain in dispute), and the Accounting Firm shall reach a final, binding resolution of all matters which remain in dispute, which final resolution shall be (W) in writing, (X) furnished to the Purchaser and the Sellers' Representative as soon as practicable after the items in dispute have been referred to the Accounting Firm, (Y) made in accordance with this Agreement, and
         (Z) conclusive and binding upon the Parties to this Agreement and not subject to collateral attack for any reason. The Adjusted EBITAM Statement, with any adjustments necessary to reflect the Accounting Firm's resolution of the matters in dispute, shall become final and binding on the Parties on the date the Accounting Firm delivers its final resolution to the Parties. The Accounting Firm shall be mutually selected by the Purchaser and the Sellers' Representative, or, if the Purchaser and the Sellers' Representative cannot so agree within the 30-day period referred to above, by lot from among the independent "Big 6" public accounting firms (after excluding the Purchaser's independent public accountants) willing to act. Each Party shall pay its own costs and expenses incurred in connection with such arbitration, provided that the fees and expenses of the Accounting Firm shall be borne as follows:

                                    (A) if the Accounting Firm resolves all of
                  the remaining objections in favor of the Purchaser (the amount of the Earnout so determined is referred to herein as the "EARNOUT LOW AMOUNT"), the Sellers will be responsible for all of the fees and expenses of the Accounting Firm (PRO RATA based on each Seller's Company Pro Rata Share);

                                    (B) if the Accounting Firm resolves all of
                  the remaining objections in favor of the Sellers (the amount of the Earnout so determined is referred to herein as the "EARNOUT HIGH AMOUNT"), the Purchaser will be responsible for all of the fees and expenses of the Accounting Firm; and

                                    (C) if the Accounting Firm resolves some of
                  the remaining objections in favor of the Purchaser and the rest of the remaining objections in favor of the Sellers (the amount of the Earnout so determined is referred to herein as "EARNOUT ACTUAL AMOUNT"), the Sellers will be responsible for that fraction of the fees and expenses of the Accounting Firm (PRO RATA based on each Seller's Company Pro Rata Share) equal to (i) the difference between the Earnout High Amount and the Earnout Actual Amount over (ii) the difference between the Earnout High Amount and the Earnout Low Amount, and the Purchaser will be responsible for the remainder of the fees and expenses.

                  (vii) If the Purchaser has determined that any remaining Earnout payment is payable with respect to the fiscal year ending December 31, 1998, the Purchaser shall pay such remaining Earnout payment when it delivers the Adjusted EBITAM Statement for such fiscal year (even if the Sellers' Representative disputes the amount of such Earnout payment as determined by the Purchaser). If the amount of the Earnout payment is in dispute, and the Earnout payment that is ultimately determined to be payable pursuant to section 2(e)(vi) is (A) greater than the amount (if any) paid pursuant to the previous sentence and section 2(e)(iii), then the Purchaser shall pay the difference within three business days after such determination, or (B) less than the amount (if any) paid pursuant to the previous sentence and section 2(e)(iii), then the Sellers shall repay, the difference within three business days after such determination. Payment of any remaining Earnout pursuant to clause (A) of this paragraph (vii) shall be made by the Purchaser to the Sellers by wire transfer of immediately available funds to the account or accounts designated in writing by the Sellers' Representative. Payment of any amounts payable to the Purchaser pursuant to clause (B) of this paragraph (vii) shall be made by wire transfer of immediately available funds to the account designated in writing by the Purchaser.

         (f) POST-CLOSING COMPANY PURCHASE PRICE ADJUSTMENT.

                  (i) Within 10 days following the Closing, the Seller's Representative shall prepare and deliver to the Purchaser (A) a balance sheet of the Company as of the close of business on the day preceding the Closing Date (the "CLOSING BALANCE SHEET") and (B) the Seller's Representative's calculation of the Net Working Capital of the Company as of such time. The Closing Balance Sheet (including, without limitation, such calculation of Net Working Capital) shall be prepared in accordance with GAAP applied in a manner consistent with the same accounting principles and methodologies used in preparing the Financial Statements.

                  (ii) During the 30 days immediately following receipt of the Closing Balance Sheet by the Purchaser, the Purchaser and its accountants shall be entitled to review the Closing Balance Sheet and any working papers, trial balances and similar materials relating to the Closing Balance Sheet prepared by the Seller's Representative or his accountants, and the Purchaser and its accountants shall also have with timely access, during the Company's normal business hours, to the Company's personnel, properties, books and records to the extent related to the preparation of the Closing Balance Sheet. The Seller's Representative shall use reasonable commercial efforts to cause his accountants to make available to the Purchaser any working papers, trial balances and similar materials prepared by such accountants in connection with the preparation of the Closing Balance Sheet; PROVIDED, HOWEVER, that the Purchaser acknowledges and agrees that such accountants may require the Purchaser to execute customary undertakings in connection with such accesection The Closing Balance Sheet and the calculation of Net Working Capital shall become final and binding upon the Parties on the 31st day following delivery thereof unless the Purchaser gives written notice to the Seller of its disagreement with the Closing Balance Sheet as it affects the calculation of Net Working Capital (a "NOTICE OF DISAGREEMENT WITH CLOSING BALANCE SHEET") prior to such date. Any Notice of Disagreement With Closing Balance Sheet shall specify in reasonable detail the nature of any disagreement so asserted. If a timely Notice of Disagreement With Closing Balance Sheet is received by the Seller's Representative with respect to the Closing Balance Sheet, then the Closing Balance Sheet (as revised in accordance with clause (A) or (B) below), shall become final and binding as to the calculation of Net Working Capital upon the Parties on the earlier of
         (A) the date the Purchaser and the Seller's Representative resolve in writing any differences they have with respect to any matter specified in a Notice of Disagreement With Closing Balance Sheet, or

         (B) the date any matters in dispute are finally resolved in writing by the Accounting Firm in the manner described below (the date on which the Closing Balance Sheet so becomes final and binding being hereinafter referred to as the "FINAL CLOSING BALANCE SHEET DETERMINATION DATE"). During the 30 days immediately following the delivery of any Notice of Disagreement With Closing Balance Sheet, the Purchaser and the Seller shall seek in good faith to resolve in writing any differences which they may have with respect to any matter specified in such Notice of Disagreement With Closing Balance Sheet. During such period, the Parties and their respective accountants shall each have access to the Company's working papers, trial balances and similar materials (including the working papers, trial balances and similar materials of their respective accountants) prepared in connection with the preparation of the Closing Balance Sheet. At the end of such 30-day period, the Seller's Representative and the Purchaser shall submit to an Accounting Firm for review and resolution any and all matters which remain in dispute and which were included in any Notice of Disagreement With Closing Balance Sheet (it being understood that the Accounting Firm shall act as an arbitrator to determine, based solely on presentations by the Purchaser and the Seller's Representative (and not by independent review), only those matters which remain in dispute), and the Accounting Firm shall reach a final, binding resolution of all matters which remain in dispute, which final resolution shall be (w) in writing, (x) furnished to the Purchaser and the Seller's Representative as soon as practicable after the items in dispute have been referred to the Accounting Firm, (y) made in accordance with this Agreement, and (z) conclusive and binding upon the Parties and not subject to collateral attack for any reason. The Closing Balance Sheet, with any adjustments necessary to reflect the Accounting Firm's resolution of the matters in dispute, shall become final and binding on the Parties on the date the Accounting Firm delivers its final resolution to the Parties, which shall be no later than 90 days after the Closing Date. Each Party shall pay its own costs and expenses incurred in connection with such arbitration, provided that the fees and expenses of the Accounting Firm shall be borne as follows:

                                    (A) if the amount of the Net Working Capital
                  is below the Net Working Capital Threshold Amount after the resolution of all remaining objections by the Accounting Firm, the Sellers will be responsible for all of the fees and expenses of the Accounting Firm (PRO RATA based on each Seller's Company Pro Rata Share); or

                                    (B) if the amount of the Net Working Capital
                  is equal to or above the Net Working Capital Threshold Amount after the resolution of all remaining objections by the Accounting Firm, the Purchaser will be responsible for all of the fees and expenses of the Accounting Firm.

                  (iii) Upon the final determination of the Closing Balance Sheet in accordance with this section 2(f), if Net Working Capital is less than $3,077,000.00 (the "NET WORKING CAPITAL

         THRESHOLD AMOUNT"), the Sellers shall pay to the Purchaser the amount by which the amount of the Net Working Capital is less than such amount (PRO RATA based on each Seller's Company Pro Rata Share). Any required adjustment to the Company Purchase Price pursuant to this section 2(f) shall be referred to as the "COMPANY PURCHASE PRICE ADJUSTMEnt".

                  (iv) Within 33 days after the receipt by the Purchaser of the Closing Balance Sheet in accordance with section 2(f)(i) above, the Sellers' Representative and the Purchaser shall jointly instruct the Escrow Agent to make the disbursements of Company Purchase Price Adjustment Escrow Account with respect to any undisputed amounts constituting a portion of the Company Purchase Price Adjustment. With respect to any items that are the subject of a Notice of Disagreement With Closing Balance Sheet, joint disbursement instructions shall be given to the Escrow Agent within three business days after the Final Closing Balance Sheet Determination Date.

         (g) THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Cypen & Cypen, 825 Arthur Godfrey Road, Miami Beach, Florida 33140 (or at such other location as the Parties may agree), commencing at 10:00 a.m. local time on or before March 31, 1999 or such other date as the Sellers' Representative and the Purchaser may mutually determine (the "CLOSING DATE").

         (h) DELIVERIES AT THE CLOSING. At the Closing, (i) the Sellers will deliver to the Purchaser the various certificates and documents referred to in section 8(a) below, (ii) the Purchaser will deliver to the Sellers the various certificates and documents referred to in section 8(b) below, (iii) each of the Sellers will deliver to the Purchaser stock certificates representing all of his or her Company Shares, duly endorsed in blank or accompanied by duly executed assignment documents, sufficient in form and substance to convey to the Purchaser good title to the Sellers' Company Shares, free and clear of all restrictions on transfer (other than restrictions under the Securities Act and state securities laws), Liens, claims and demands, (iv) each of L. Martin and G. Martin will deliver to the Purchaser stock certificates representing all of his or her IMP Shares, duly endorsed in blank or accompanied by duly executed assignment documents, sufficient in form and substance to convey to the Purchaser good title to the IMP Shares, free and clear of all restrictions on transfer (other than restrictions under the Securities Act and state securities laws), Liens, claims and demands, (v) the Purchaser will deliver to the Sellers the Initial Payment, (v) the Purchaser will deliver to the Escrow Agent the Escrow Fund and (vi) the Purchaser will deliver to L. Martin and G. Martin the IMP Purchase Price.

         (i) TRANSFER TAXES. The Sellers shall be responsible for the payment of all sales and transfer taxes, if any, which may be payable with respect to the transactions contemplated by this Agreement.

         (j) NET CASH PAYMENT TO SELLERS. Immediately prior to the Closing, the Sellers will cause the Company to pay to the Sellers in an aggregate amount equal to the excess (if any) of (i) the

Available Cash less $1.00 MINUS (ii) the Funded Indebtedness as of the Closing Date (after giving effect to any reduction of such Funded Indebtedness on the Closing Date by application of Available Cash) .

         3A. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. Each of the Sellers, severally as to himself or herself only (and not jointly), represents and warrants (subject to the exceptions set forth in the Disclosure Schedule) to the Purchaser as follows:

         (a) CAPACITY. The Seller has full capacity to execute and deliver this Agreement and the Escrow Agreement and to perform his or her obligations hereunder and thereunder.

         (b) BINDING OBLIGATION. This Agreement constitutes and the Escrow Agreement, when executed and delivered, will constitute the valid and legally binding obligations of the Seller enforceable in accordance with their terms.

         (c) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement or the Escrow Agreement, nor the consummation of the transactions contemplated hereby or thereby, will (i) violate any statute, regulation, rule, injunction, judgment, order, decree or ruling of any government, governmental agency or court to which the Seller is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license or instrument to which the Seller is a party or by which the Seller is bound or to which any of the Seller's assets is subject. Except as set forth in section 3A(c) OF THE DISCLOSURE SCHEDULE, the Sellers are not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order for the Sellers to consummate the transactions contemplated by this Agreement.

         (d)      OWNERSHIP OF COMPANY COMMON STOCK AND IMP STOCK.

                  (i) The Seller holds of record and owns beneficially the number of Company Shares set forth next to the Seller's name in section 3B(e) OF THE DISCLOSURE SCHEDULE and has good title to such Company Shares, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), Liens, claims, and demands. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Company (other than this Agreement). The Seller is not a party to any voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock of the Company.

                  (ii) L. Martin and G. Martin hold of record and own beneficially the number of IMP Shares set forth next to such Person's name in section 3B(e) OF THE DISCLOSURE SCHEDULE and has good title to such IMP Shares, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), Liens, claims, and demands. Neither L. Martin or G. Martin is a party to any option, warrant, purchase right, or other contract or commitment that could require such Person to sell, transfer, or otherwise dispose of any capital stock of the IMP (other than this Agreement). Neither L. Martin or G. Martin is a party to any voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock of IMP.

         (e) BROKERS' FEES. The Seller has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Purchaser or the Company (with respect to periods following the Closing) could become liable or obligated.

         3B. REPRESENTATIONS AND WARRANTIES OF THE SELLERS WITH RESPECT TO THE COMPANY AND IMP. The following representations and warranties made to the Purchaser with respect to the Company are made by the Sellers jointly and severally (subject to the exceptions set forth in the Disclosure Schedule) and the following representations and warranties made to the Purchaser with respect to IMP are made by L. Martin and G. Martin jointly and severally (subject to the exceptions set forth in the Disclosure Schedule):

         (a) ORGANIZATION/POWER AND AUTHORITY TO CONDUCT BUSINESS. The Company is a corporation duly organized, validly existing, and in good standing under the laws of Florida. IMP is a corporation duly organized, validly existing, and in good standing under the laws of Mexico. Each of the Company and IMP is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a Material Adverse Effect. section 3B(A) OF THE DISCLOSURE SCHEDUle sets forth a list of each jurisdiction in which the Company and IMP are licensed or qualified to do business as a foreign corporation. Each of the Company and IMP has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Neither the Company nor IMP has any Subsidiary, and does not own, directly or indirectly, any capital stock or other equity interests in any corporation, partnership or other entity.

         (b) AUTHORIZATION OF TRANSACTION. Each of the Company and IMP has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligations of the Company and IMP, enforceable in accordance with its terms.

         (c) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any statute, regulation, rule, injunction, judgment, order, decree or ruling of any government, governmental agency or court to which the Company or IMP is subject or any provision of the charter or bylaws of the Company or the charter documents of IMP or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license or instrument to which the Company or IMP is a party or by which either the Company or IMP is bound or to which any of the assets of either the Company or IMP is subject. Neither the Company nor IMP is required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order for the Company and IMP to consummate the transactions contemplated by this Agreement.

         (d) BROKERS' FEES. Neither the Company nor IMP has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

         (e)      CAPITALIZATION.

                  (i) The Company Common Stock constitutes the Company's only authorized classes of capital stock. section 3B(e) OF THE DISCLOSURE SCHEDULE sets forth for the Company (A) the number of shares of authorized Company Common Stock, (ii) the number of issued and outstanding shares of Company Common Stock, the names of the holders of record thereof, and the number of shares held by each such holder, and
         (iii) the number of shares of Company Common Stock (if any) held in treasury. All of the issued and outstanding shares of capital stock of the Company have been duly authorized, are validly issued, fully paid and nonassessable and were not issued in violation of the preemptive rights of any Person or any agreement or law by which the Company at the time of issuance was bound. There are no outstanding stock appreciation, phantom stock or similar rights with respect to the Company, and the Company is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Company to issue, sell, transfer or otherwise dispose of any capital stock of the Company.

                  (ii) The IMP Stock constitutes IMP's only authorized classes of capital stock. section 3B(e) OF THE DISCLOSURE SCHEDULE sets forth for IMP (A) the number of shares of authorized IMP Stock, (ii) the number of issued and outstanding shares of IMP Stock, the names of the holders of record thereof, and the number of shares held by each such holder, and (iii) the number of shares of IMP Stock (if any) held in treasury. All of the issued and outstanding shares of capital stock of IMP have been duly authorized, are validly issued, fully paid and nonassessable and were not issued in violation of the preemptive rights of any Person or any agreement or law by which IMP at the time of issuance was bound. There are no outstanding stock appreciation, phantom stock or similar rights with respect to IMP, and IMP is not a party to any option, warrant, purchase right, or other contract or commitment that could require IMP to issue, sell, transfer or otherwise dispose of any capital stock of IMP.

         (f) FINANCIAL STATEMENTS. Set forth in section 3B(f) OF THE DISCLOSURE SCHEDULE are the following financial statements (collectively the "FINANCIAL STATEMENTS"): (i) audited balance sheets and statements of income and statements of shareholders equity and cash flows as of and for the fiscal year ended December 31, 1997 (the "MOST RECENT FISCAL YEAR END") for the Company; and (ii) unaudited balance sheet and statement of income and statement of cash flows (the "MOST RECENT FINANCIAL STATEMENTS") as of and for the eight months ended August 31, 1998 (the "MOST RECENT FISCAL MONTH END") for the Company, with all operations of IMP reflected in the Most Recent Financial Statements. Except as set forth in section 3B(f) OF THE DISCLOSURE SCHEDULE, the Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of the Company and IMP as of such dates and the results of operations of the Company and IMP for such periods; PROVIDED, HOWEVER, that the Most Recent Financial Statements are subject to normal year-end adjustments (which will not be material, individually or in the aggregate) and lack footnotes and other presentation items.

         (g) ABSENCE OF CERTAIN DEVELOPMENTS. Except as otherwise contemplated by this Agreement, since the Most Recent Fiscal Year End, the Company and IMP have conducted their business only in the Ordinary Course of Business and there has not been any Material Adverse Change with respect to the Company or IMP. Without limiting the generality of the foregoing, since that date, neither the Company nor IMP has:

                  (i) borrowed any amount or incurred any liabilities, except liabilities incurred in the Ordinary Course of Business;

                  (ii) mortgaged, pledged or subjected to any Lien any of its assets, except for Permitted Liens, or entered into any conditional sale or other title retention agreement with respect to any property or asset;

                  (iii) except as set forth in section 3B(g)(iii) OF THE DISCLOSURE SCHEDULE, sold, assigned, transferred or removed any of its tangible assets, except for sales of Inventory in the Ordinary Course of Business;

                  (iv) sold, assigned or transferred any patents, trademarks or trade names or any material copyrights, trade secrets or other intangible assets;

                  (v) suffered any extraordinary losses or waived any rights of material value;

                  (vi) except as set forth in section 3B(g)(vi) OF THE DISCLOSURE SCHEDULE, made any capital expenditures or commitments therefor in excess of $25,000 individually or $100,000 in the aggregate;

                  (vii) entered into any material agreement, contract, lease or license outside the Ordinary Course of Business;

                  (viii) suffered any theft, damage, destruction or casualty loss in excess of $50,000 to its property, whether or not covered by insurance;

                  (ix) entered into any agreement with any labor union or association representing any employee;

                  (x) made any wage or salary increase or bonus, or increase in any other direct or indirect compensation, for or to any of its officers, directors or employees, or otherwise made any material change in employment terms for any of its directors, officers and employees;

                  (xi) made any change in its accounting methods, principles or practices;

                  (xii) made any increase in or established any bonus, insurance, deferred compensation, pension, retirement, profit-sharing, stock option (including the granting of stock options, stock appreciation rights, performance awards or restricted stock awards or the amendment of any existing stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan or agreement or arrangement;

                  (xiii) except as set forth in section 3B(g)(xiii) OF THE DISCLOSURE SCHEDULE, made any payment (including any dividends or other distributions with respect to the Company Common Stock or IMP Stock) to any Seller or any Affiliate of any Seller (other than compensation otherwise payable in the Ordinary Course of Business to any Seller employed by the Company) or forgiven any indebtedness due or owing from any Seller or any Affiliate of any Seller to the Company or IMP;

                  (xiv) except as set forth in section 3B(g)(xiv) OF THE DISCLOSURE SCHEDULE, reclassified, combined, split, subdivided or redeemed or otherwise repurchased any capital stock of the Company or IMP, or created, authorized, issued, sold, delivered, pledged or encumbered any additional capital stock (whether authorized but unissued or held in treasury) or other securities equivalent to or exchangeable for capital stock, or granted or otherwise issued any options, warrants or other rights with respect thereto;

                  (xv) acquired or agreed to acquire by merging or consolidating with, or by purchasing any portion of the capital stock, partnership interests or assets of, or by any other manner, any business or any corporation, partnership, limited liability company, association or other business organization or division thereof;

                  (xvi) made any loan or advance (whether in cash or other property), or made any investment in or capital contribution to, or extended any credit to, any Person, except (i) short-term investments pursuant to customary cash management policies, and (ii) advances made in the Ordinary Course of Business;

                  (xvii) taken any action which if taken would adversely affect the eligibility of the Company to be taxed pursuant to the provisions of Subchapter S of the Code or under any comparable state or local law for any period prior to the Closing Date;

                  (xviii) (A) except in the Ordinary Course of Business liquidated Inventory or accepted product returns, (B) accelerated receivables, (C) delayed payables, or (D) changed in any material respect the Company's practices in connection with the payment of payables in respect of raw materials purchases; or

                  (xix) committed to do any of the foregoing.

         (h) UNDISCLOSED LIABILITIES. Neither the Company nor IMP has any liability (whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for Taxes), except for (i) liabilities set forth on the face of the Most Recent Balance Sheet (or in any notes thereto or to the Financial Statements for the Most Recent Fiscal Year
End), (ii) liabilities under agreements, contracts, leases, licenses and other arrangements to which either the Company or IMP or any of its respective assets may be bound, (iii) liabilities reflected on the Disclosure Schedule, and (iv) liabilities which have arisen in the Ordinary Course of Business since the Most Recent Fiscal Month End. section 3B(h) OF THE DISCLOSURE SCHEDULE sets forth as of the Most Recent Fiscal Month End a true and correct listing of the indebtedness of the Company described in clauses (i), (ii) and (iii) of the definition of Funded Indebtednesection IMP has no Funded Indebtedness.

         (i) LEGAL COMPLIANCE. Each of the Company and IMP is in compliance with all applicable statutes, laws, ordinances, rules, orders and regulations of federal, state, local and foreign governments (and all agencies thereof), except where the failure to comply would not have a Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated hereby. Except as set forth in section 3B(i) OF THE DISCLOSURE SCHEDULE, since December 31, 1996, neither the Company nor IMP has received any written communication from a governmental authority that alleges that either the Company or IMP is not in compliance with any foreign, federal, state or local laws, rules or regulations.

         (j) COMPANY AND IMP PERMITS.

                  (i) Except as set forth in section 3B(j) OF THE DISCLOSURE SCHEDULE, the Company holds all permits, licenses, orders and approvals of all Authorities necessary for the lawful conduct of its business (the "COMPANY PERMITS"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals that would not have a Material Adverse Effect and copies of all Company Permits have been furnished to the Purchaser. Except as set forth in section 3B(j) OF THE DISCLOSURE SCHEDULE, the Company is in compliance with the terms of the Company Permits and has received no variances or exemptions with respect thereto.

                  (ii) IMP holds all permits, licenses, orders and approvals of all Authorities necessary for the lawful conduct of its business (the "IMP PERMITS"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals that would not have a Material Adverse Effect and copies of all IMP Permits have been furnished to the Purchaser. IMP is in compliance with the terms of the IMP Permits and has received no variances or exemptions with respect thereto.

         (k) TAX MATTERS.

                  (i) The Company has elected (with the consent of all of its shareholders), in compliance with all applicable legal requirements, to be taxed under Subchapter S of the Code and corresponding provisions under any applicable state and local laws, and such elections are in effect for the Company. No action has been taken by the Company or any shareholder of the Company that may result in the revocation of any such elections. Except as set forth in section 3B(k)(i) OF THE DISCLOSURE SCHEDULE, (A) the Company has no "Subchapter C earnings and profits" as defined in section 1362(d) of the Code and (B) the Company has no "net unrealized built-in gain" as such term is defined in section section 1374(d)(1) and 1374(d)(8) of the Code. The Company has no liability, absolute or contingent, for the payment of any income Taxes under the Code or under the laws of such states or localities which afford tax treatment similar to that under Subchapter S of the Code. The Company has filed all Tax Returns required to be filed by it (taking into account any extensions of due dates). The Company has paid all Taxes required to be paid by it (without regard to whether a Tax Return is required), except Taxes for which an adequate reserve has been established on the Most Recent Financial Statements.

                  (ii) All Income Tax Returns and all material Other Tax Returns required to be filed with respect to the business and assets of IMP have been duly and timely (within any applicable extension periods) filed with the appropriate Authorities in all jurisdictions in which such Returns are required to be filed. IMP has paid all Taxes required to be paid by it (without regard to whether a Tax Return is required), except Taxes for which an adequate reserve has been established on the Most Recent Financial Statements.

                  (iii) No Tax Return of either the Company or IMP is under audit or examination by any taxing Authority and, since January 1, 1988, no written notice of such an audit or examination has been received by either the Company or IMP. Since January 1, 1988, each deficiency resulting from any audit or examination relating to Taxes by any taxing authority has been paid, except for deficiencies being contested in good faith. Since January 1, 1988, the federal income Tax Returns of the Company have not been examined by and settled with the Internal Revenue Service and the Tax Returns of IMP have not been examined by and settled with the applicable Mexican Authorities.

                  (iv) There is no agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes for either the Company or IMP.

                  (v) Neither the Company nor IMP is a party to or bound by any tax sharing agreement, tax indemnity obligation or similar agreement with respect to Taxes (including any advance pricing agreement, closing agreement or other agreement relating to Taxes with any taxing Authority).

                  (vi) Neither the Company nor IMP will be required to include in a taxable period ending after the Closing Date taxable income attributable to income that accrued in a prior taxable period but was not recognized in any prior taxable period as a result of the installment method of accounting, the completed contract method of accounting, the long-term contract method of accounting, the cash method of accounting or section 481 of the Code with respect to a change in method of accounting occurring before the Closing Date or comparable provisions of state, local or foreign tax law.

                  (vii) Neither the Company nor IMP has filed a consent pursuant to or agreed to the application of section 341(f) of the Code or any comparable provision of foreign tax law..

                  (viii) Neither the Company nor IMP has, during the five-year period ending on the Closing Date, been a personal holding company within the meaning of section 541 of the Code or any comparable provision of foreign tax law.

                  (ix) Neither the Company nor IMP has ever filed or been included in any combined or consolidated tax return with any other person or been a member of an Affiliated Group filing a consolidated federal or foreign income Tax Return.

         (l) CERTAIN BUSINESS RELATIONSHIPS WITH THE COMPANY AND IMP. Except as set forth under section 3B(l) OF THE DISCLOSURE SCHEDULE and except for normal advances to employees consistent with past practice, payment of compensation for employment to employees consistent with past practice, and participation in Employee Benefit Plans by employees, since January 1, 1996 neither the Company nor IMP has purchased, acquired or leased any property or services from, or sold, transferred or leased any property or services to, or loaned or advanced any money to, or borrowed any money from, or entered into or been subject to any management, consulting or similar agreement with (i) any officer, director or shareholder of the Company or IMP, or (ii) any of their respective Affiliates. Except as set forth under section 3B(l) OF THE DISCLOSURE SCHEDULE, no Affiliate of either the Company or IMP is indebted to the Company or IMP for money borrowed or other loans or advances, and neither the Company nor IMP is indebted to any such Affiliate for money borrowed or other loans or advances.

         (m) TITLE TO TANGIBLE ASSETS OTHER THAN REAL PROPERTY INTERESTS. Each of the Company and IMP has good and valid title to, or a valid leasehold interest in, all the tangible assets (other than real property or interests in real property) used or useful in the conduct of its respective business, except Inventory sold since the date hereof in the Ordinary Course of Business, free and clear of any Liens other than Permitted Liens. The machinery and equipment used regularly in the conduct of the Company's and IMP's business are in reasonable operating condition and repair (subject to normal wear and tear), and are suitable for the purposes for which they are presently used. Except for interests and rights in property pursuant to any lease, license or other agreement described in section 3B(p) OF THE DISCLOSURE SCHEDULE or pursuant to any lease, license or other agreement not required to be described in section 3B(p) OF THE DISCLOSURE SCHEDULE and except for property supplied by any customer or supplier in connection with the purchase or sale of products or services from or to such customer or supplier in the Ordinary Course of Business, there is no tangible personal property owned by any third party which is used by the Company or IMP in the operation of its respective business section 3B(m) OF THE DISCLOSURE SCHEDULE lists all machinery, equipment, vehicles, furniture and other tangible personal property of any kind and description (other than Inventory) owned or leased by the Company and IMP.

         (n) REAL PROPERTY.

                  (i) Neither the Company nor IMP owns any real property.
         section 3B(n) of the DISCLOSURE SCHEDULE sets forth a list of all real property leased, subleased or otherwise occupied by the Company and IMP, indicating the nature of its interest therein and setting forth a brief description of the buildings and improvements located thereon (collectively, the "REAL PROPERTY"). Each of the Company and IMP has valid leasehold interests in all leases of Real Property which it leases or purports to lease, free and clear of any Liens, other than Permitted Liens. There are no pending condemnation, expropriation, eminent domain or similar proceedings affecting all or any portion of such Real Property and, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), no such proceedings are contemplated.

                  (ii) Each of the Company and IMP enjoys peaceful and undisturbed possession under all of such Real Property leases under which it is operating. All of such leases are valid, subsisting and in full force and effect, no notice of termination has been received by either the Company or IMP with respect thereto, and there are no existing defaults, or events which with the passage of time or the giving of notice, or both, would constitute defaults by either the Company or IMP or, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to
         IMP), by any other party thereto, except for defaults which could not reasonably be expected to have a Material Adverse Effect.

                  (iii) The Real Property is in compliance with the Americans With Disabilities Act or the comparable provision of foreign law.

         (o) INTELLECTUAL PROPERTY.

                  (i) Section 3B(o)(i) OF THE DISCLOSURE SCHEDULE identifies each patent, pending patent application or registered Intellectual Property owned or used by the Company and IMP, and each material written license agreement (excluding off-the-shelf software license agreements) pursuant to which the Company or IMP has granted to any third party, or received from any third party a grant of, any rights in any of the Intellectual Property owned or used by the Company or IMP. Each of the Company and IMP owns, or possesses adequate and enforceable licenses or rights (free of Liens other than Permitted Liens) to use all Intellectual Property and any other material intellectual property rights (including, without limitation, patents, pending patent applications, inventions, drawings, trade secrets, know-how and confidential information) currently used by the Company and IMP, or necessary to permit the Company and IMP to conduct its business as now conducted.

                  (ii) Except as set forth on section 3B(o)(i) OF THE DISCLOSURE SCHEDULE, with respect to each item identified in section 3B(o)(i) of the Disclosure Schedule:

                           (A) each of the Company and IMP possesses all right,
                  title and interest, free and clear of any Lien (other than Permitted Liens), license or other restriction;

                           (B) such item is not subject to any outstanding
                  injunction, judgment, order, decree, ruling or charge;

                           (C) no action, suit, proceeding, hearing,
                  investigation, written claim or written demand is pending or, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), is threatened which challenges the legality, validity, enforceability, use or ownership of the item;

                           (D) neither the Company nor IMP, nor, to the
                  Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), any other party to any license agreement is in breach or default and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification or acceleration thereunder;

                           (E) to the Knowledge of the Sellers (with respect to
                  the Company) and L. Martin and G. Martin (with respect to
                  IMP), no party to any license agreement has repudiated any material provision thereof;

                           (F) no claims are pending or, to the Knowledge of the
                  Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), threatened that the Company is infringing on or otherwise violating the rights of any person with regard to any such item; and

                           (G) to the Knowledge of the Sellers (with respect to
                  the Company) and L. Martin and G. Martin (with respect to
                  IMP), no person is infringing on or otherwise violating any right of the Company or IMP with respect to such item.

         (p) CONTRACTS. Section 3B(p) OF THE DISCLOSURE SCHEDULE lists the Material Contracts to which each of the Company and IMP is a party. The Sellers have made available to the Purchaser a correct and complete copy of each Material Contract listed in section 3B(p) OF THE DISCLOSURE SCHEDULE. With respect to each such agreement: (A) the agreement is legal, valid, binding, enforceable and in full force and effect; (B) neither the Company nor, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), any other party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (C) no party has repudiated any provision of the agreement.

         (q) POWERS OF ATTORNEY. Except as set forth in section 3B(q) OF THE DISCLOSURE SCHEDULE, there are no outstanding powers of attorney executed on behalf of either the Company or IMP.

         (r) INSURANCE. Section 3B(r) OF THE DISCLOSURE SCHEDULE describes each insurance policy maintained by the Company and IMP and the Company has delivered to the Purchaser correct and complete copies of all such policies. All of such insurance policies are in full force and effect and, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), neither the Company nor IMP is in default with respect to its obligations under any of such insurance policies. Such policies are sufficient for compliance with all requirements of law and Material Contracts to which either the Company or IMP is a party. Since the respective dates of such policies, no notice of cancellation or non-renewal with respect to any such policy has been received by either the Company or IMP. section 3B(r) OF THE DISCLOSURE SCHEDULE sets forth a list of all pending claims with respect to all such policies and the loss runs for all such policies for the last three years.

         (s) LITIGATION. Section 3B(s) OF THE DISCLOSURE SCHEDULE sets forth each instance in which either the Company or IMP (i) is subject to any outstanding injunction, judgment, order, decree or ruling or (ii) is a party or, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and

G. Martin (with respect to IMP), is threatened to be made a party, to any action, suit, proceeding, hearing or investigation of, in or before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator.

         (t) LABOR RELATIONS. Neither the Company nor IMP is and has ever been a party to a collective bargaining agreement. Except as set forth under section 3B(t) OF THE DISCLOSURE SCHEDULE, (i) since January 1, 1996 neither the Company nor IMP has been involved in or, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), threatened with any strike, slowdown or work stoppage, (ii)since January 1, 1996 neither the Company nor IMP has been involved in or, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), threatened with any unfair labor practice charge, arbitration, suit or administrative proceeding relating to labor matters involving its employees,
(iii) there are no actions, proceedings or claims pending or, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), threatened against either the Company or IMP under any laws relating to employment, including any provisions thereof relating to wages, hours, collective bargaining, withholding or the payment of social security or other Taxes and (iv) the Company has complied with the provisions of the Immigration Reform and Control Act of 1986 with respect to all of its employees hired after November 6, 1986 by verifying their employment eligibility and having them complete Form I-9.

         (u) EMPLOYEE BENEFITS. Section 3B(u) OF THE DISCLOSURE SCHEDULE sets forth (a) all of the current Employee Pension Benefit Plans, Employee Welfare Benefit Plans and all other material employee benefit, fringe benefit plans and programs maintained or contributed to by the Company and IMP with respect to current or former employees of the Company and IMP (the "EMPLOYEE BENEFIT PLANS").

                  (i) With respect to each Employee Benefit Plan:

                           (A) each such Employee Benefit Plan (and each related
                  trust, insurance contract or fund) complies in form and, to the Knowledge of the Sellers (with respect to the Company) and
                  L. Martin and G. Martin (with respect to IMP), in operation with the applicable requirements of ERISA and the Code or the comparable provisions of foreign law;

                           (B) all contributions (including all employer
                  contributions and employee salary reduction contributions, if any) which are due have been paid to each such Employee Benefit Plan which is an Employee Pension Benefit Plan, and there are no accumulated funding deficiencies with respect to any such Employee Pension Benefit Plan;

                           (C) each such Employee Benefit Plan which is an
                  Employee Pension Benefit Plan has received a favorable determination letter from the IRS as to its qualification under section 401(a) of the Code or the comparable provision of foreign law;

                           (D) no "prohibited transaction" (as such term is
                  defined in section 406 of ERISA or section 4975 of the Code) has occurred with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan (or its related trust) which could subject the Company or any officer, director or employee of the Company, to any Tax or penalty imposed under section 4975 of the Code or liability under section 406 of ERISA;

                           (E) the Company has delivered to the Purchaser
                  correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the IRS, the most recent Form 5500 Annual Report, and all related trust agreements, insurance contracts and other funding arrangements which implement each such Employee Benefit Plan;

                           (F) no such Employee Benefit Plan which is an
                  Employee Pension Benefit Plan has been completely or partially terminated or has been the subject of a "reportable event" (as defined in section 4043 of ERISA) as to which notices would be required to be filed with the PBGC. To the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), no proceeding by the PBGC to terminate any such Employee Pension Benefit Plan (other than a Multiemployer Plan) has been instituted;

                           (G) the Company has not incurred any liability to the
                  PBGC (except for required premium payments, if any), or otherwise under Title IV of ERISA (including any withdrawal liability) or under the Code with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan; and

                           (H) no action, suit, proceeding, hearing or
                  investigation with respect to the administration or the investment of assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), threatened.

                  (ii) The Company does not contribute to any Multiemployer Plan or have any liability (including withdrawal liability) under any Multiemployer Plan.

                  (iii) Neither the Company nor IMP has any obligation to provide health or other welfare benefits to former, retired or terminated employees, except as specifically required under section 4980B of the Code or comparable provision of foreign law. With respect to all of its past and present employees, each of the Company and IMP has complied in all material respects with the notice and continuation requirements of
         Part 6 of Subtitle B of Title I of ERISA and of section 4980B of the Code or comparable provision of foreign law.

         (v) ENVIRONMENTAL, HEALTH AND SAFETY MATTERS. Except as disclosed in section 3B(v) OF The DISCLOSURE SCHEDULE:

                  (i) Neither the Company nor IMP has disposed of or released any substance, arranged for the disposal of any substance, knowingly exposed any employee or other individual to any substance or condition, or owned or operated its businesses or any property or facility so as to give rise to any liability or corrective or remedial obligation of either the Company or IMP under any Environmental, Health and Safety Requirement.

                  (ii) Each of the Company and IMP is in compliance with all Environmental Health and Safety Requirements, including, but not limited to, the Emergency Planning and Community Right-to-Know Act ("EPCRA"), 42 U.S.C. section 11001 et seq., and neither the Company nor IMP has, since December 31, 1995, received any written communication from any Authority that alleges that either the Company or IMP is not in such compliance.

                  (iii) There is no Environmental Claim of which either the Company or IMP has received written notice or, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), threatened or recently filed against either the Company or IMP, nor, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), is there any Environmental Claim against any Person whose liability for any Environmental Claim either the Company or IMP has retained or assumed contractually.

                  (iv) No underground storage tanks, friable and damaged asbestos-containing materials, or pcb-containing equipment or fluids are present on any of the Real Property.

                  (v) There are no Liens arising under any Environmental, Health and Safety Requirement on any of the Real Property arising as a result of any actions taken or omitted to be taken by either the Company or IMP and, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), no actions have been taken by any Authority with respect to any of the Real Property to impose an environmental Lien with respect to the Real Property as a result of any such actions.

                  (vi) No real property presently or, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), heretofore owned or operated by either the Company or IMP is currently listed on the National Priorities List or the Comprehensive Environmental Response, Compensation and Liability Information

         System, both promulgated under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or on any analogous state or foreign list.

                  (vii) To the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), no off-site location at which either the Company or IMP has disposed or arranged for the disposal of any waste is listed on the National Priorities List or on any analogous state list.

         (w) CUSTOMERS AND SUPPLIERS. section 3B(w) OF THE DISCLOSURE SCHEDULE contains a complete and accurate list of the names and addresses of the 10 largest (by volume) customers and suppliers of each of the Company and IMP for the fiscal years ended December 31, 1997 and December 31, 1996. Each of the Company and IMP maintains satisfactory relations with each of such customers and suppliers and since the Most Recent Fiscal Month End no event has occurred that would materially adversely affect either the Company's or IMP's relations with such customers and suppliers. Since the Most Recent Fiscal Month End, (i) no customer which accounted for more than 5% of either the Company's or IMP's aggregate sales revenues during the last twelve months has canceled, terminated (or, to the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), made any threat to either the Company or IMP to cancel or terminate), or materially decreased its usage of either the Company's or IMP's services or products, and (ii) no supplier, or any group of suppliers, which accounted for more than 5% of the aggregate supplies purchased by either the Company or IMP during the last twelve months, has canceled, terminated or, to the Knowledge of the Sellers (with respect to the Company) and
L. Martin and G. Martin (with respect to IMP), made any threat to either the Company or IMP to cancel or otherwise terminate, or to materially decrease the provision of services or supplies to either the Company or IMP.

         (x) INVENTORY. The Inventory of the Company and IMP consists in all material respects of items usable and saleable in the Ordinary Course of Business in the Company's present product lines. Except as set forth in section 3B(f) OF THE DISCLOSURE SCHEDULE, the Inventory of the Company and IMP is valued at the lower of cost (on a first-in-first-out basis) or market in accordance with GAAP on a basis consistent with all prior periods of the Company and IMP since the fiscal year ended December 31, 1996.

         (y) ACCOUNTS RECEIVABLE. All of the Accounts Receivable of each of the Company and IMP are properly reflected on its books and records and arose from bona fide transactions in the Ordinary Course of Businesection The reserve for bad debts set forth on the Most Recent Balance Sheet has been determined in accordance with GAAP on a basis consistent with prior periods. None of such Accounts Receivable is or will be at the Closing Date subject to any counterclaim or set off, other than routine claims for the return of defective or non-conforming merchandise.

         (z) LIST OF ACCOUNTS. section 3B(z) OF THE DISCLOSURE SCHEDULE sets forth a list of all bank and securities accounts, and all safe deposit boxes, maintained by each of the Company and IMP and a listing of the persons authorized to draw thereon or make withdrawals therefrom or, in the case of safe deposit boxes, with access thereto.

         (aa) PRODUCTS LIABILITY. To the Knowledge of the Sellers (with respect to the Company) and L. Martin and G. Martin (with respect to IMP), except for routine warranty claims for the return of defective or non-conforming merchandise and except as set forth in section 3B(aa) OF THE DISCLOSURE SCHEDULE, there exist no claims against either the Company or IMP for injury to persons or property suffered by any person as a result of the sale of any product by the Company or IMP, including, but not limited to, claims arising out of the defective or unsafe nature of the products sold by either the Company or IMP. section 3B(aa) OF THE DISCLOSURE SCHEDULE sets forth a true and correct list and brief description of all product liability claims that have been filed against the Company and IMP since January 1, 1996.

         4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants (subject to the exceptions set forth in the Disclosure Schedule) to the Sellers, the Company and IMP as follows:

         (a) ORGANIZATION. The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of Alabama.

         (b) AUTHORIZATION OF TRANSACTION. The Purchaser has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms.

         (c) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any statute, regulation, rule, injunction, judgment, order, decree or ruling of any government, governmental agency or court to which the Purchaser is subject or any provision of its charter or bylaws or other organizational document, as the case may be, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license or instrument to which the Purchaser is a party or by which it is bound or to which any of its assets is subject. The Purchaser is not required give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order for it to consummate the transactions contemplated by this Agreement.

         (d) BROKERS' FEES. Except for any transaction fees payable to Richard Vanderkaay & Associates (all of which fees will be paid at or prior to the Closing), the Purchaser does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Sellers or the Company (prior to the Closing) could become liable or obligated.

         (e) ACQUISITION OF SHARES FOR INVESTMENT. The Company Shares and the IMP Shares to be purchased by the Purchaser pursuant to this Agreement are being acquired for investment only and not with a view to any public distribution thereof, and the Purchaser will not offer to sell or otherwise dispose of such Shares so acquired by it in violation of any of the registration requirements of the Securities Act or any comparable state laws.

         5. PRE-CLOSING COVENANTS. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing:

         (a) GENERAL. Each of the Parties will use commercially reasonable efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in section 8 below).

         (b) NOTICES AND CONSENTS. Each of the Parties will give any notices to, make any filings with, and use commercially reasonable efforts to obtain any authorizations, consents and approvals of governments and governmental agencies in connection with consummation of the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, each of the Parties will file any Notification and Report Forms and related material that such Party may be required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Act, will use commercially reasonable efforts to obtain a waiver from the applicable waiting period, and will make any further filings pursuant thereto that may be necessary, proper or advisable in connection therewith.

         (c) OPERATION OF BUSINESS. Neither the Company nor IMP will engage in any practice, take any action, or enter into any transaction of the sort described in section 3B(g) above. In addition, each of the Company and IMP will continue to conduct its business in the Ordinary Course of Business and will not
(i) except in the Ordinary Course of Business liquidate Inventory or accept product returns, (ii) accelerate receivables, (iii) delay payables, or (iv) change in any material respect either the Company's ir IMP's practices in connection with the payment of payables in respect of raw materials purchases.

         (d) PRESERVATION OF BUSINESS. Each of the Company and IMP will use commercially reasonable efforts to maintain its business and properties, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers and employees.

         (e) FULL ACCESS. Each of the Company and IMP will permit representatives of the Purchaser to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company and IMP, to the premises, properties, personnel, books, records (including tax records), contracts and documents of or pertaining to the Company and IMP. The Purchaser reaffirms its obligations under the Confidentiality Agreement.

         (f) NOTICE OF DEVELOPMENTS. Each Party will promptly give notice to the other Party(ies) of its, his or her discovery of any material adverse development which, had such development been in existence on the date hereof, would constitute a breach of the representations and warranties contained in section section 3A and 3B (in the case of a Seller) or section 4 (in the case of the Purchaser). No disclosure by any Party pursuant to this section 5(f) shall be deemed to amend or supplement the Disclosure Schedules or to prevent or cure any misrepresentation or breach of warranty.

         (g) NO ADDITIONAL REPRESENTATIONS OR WARRANTIES. The Purchaser acknowledges that none of the Sellers, the Company, IMP, nor any other Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Company, IMP or any Seller, except as expressly set forth in this Agreement or the Disclosure Schedule, and the Purchaser further agrees that none of the Sellers, the Company, IMP nor any other Person will have or be subject to any liability to the Purchaser or any other Person resulting from the distribution to the Purchaser, or the Purchaser's use of, any such information. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN SECTION 3A and 3B, NONE OF THE SELLERS, THE COMPANY OR IMP MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE SELLERS, THE COMPANY OR IMP OR ANY OF THE ASSETS, LIABILITIES OR OPERATIONS OF THE COMPANY OR IMP, AND THE SELLERS, THE COMPANY AND IMP EXPRESSLY DISCLAIM ANY SUCH REPRESENTATION OR WARRANTY.

         6. POST-CLOSING COVENANTS. The Parties agree as follows with respect to the period following the Closing.

         (a) GENERAL. In the event that at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party; PROVIDED, HOWEVER, that the taking of any action necessary to execute or deliver to the Purchaser any stock powers and such other instruments of transfer as may be necessary to transfer ownership of the Shares by any Seller shall be borne by such Seller.

         (b) Section 338(h)(10) ELECTION.

                  (i) The Sellers will join with the Purchaser in making an election under section 338(h)(10) of the Code and Treasury Regulations section 1.338(h)(10)-1(d) (and any corresponding elections under any applicable state and local Laws)(collectively, a "section 338(h)(10) ELECTION") with respect to the purchase and sale of the Company Shares from the Sellers hereunder. The Sellers will pay any tax attributable to the making of the section 338(h)(10) Election (including, without limitation, any tax arising as the result of the recognition of any built-in gain pursuant to the provisions of section 1374 of the Code and any Tax arising as the result of the "recapture" of previously deducted items) and the Sellers, jointly and severally, will indemnify the Purchaser and the Company from and against any Losses arising out of any failure to pay such tax.

                  (ii) The Sellers will be responsible for preparing and filing all income or franchise Tax Returns of the Company and IMP relating to Pre-Closing Tax Periods. The Purchaser will be responsible for preparing and filing all income and franchise Tax Returns of the Company and IMP relating to periods other than Pre-Closing Tax Periods. After the Closing has occurred, the Purchaser will cause the Company and IMP to provide, or cause to be provided, to the Sellers, without charge, any information that may reasonably be requested by the Sellers in connection with the preparation of any such Tax Returns relating to Pre- Closing Tax Periods. The Sellers will allow the Purchaser an opportunity to review and comment on such Tax Returns (including any amended Returns). The Sellers will take no positions on the Tax Returns of the Company or IMP that relate to Pre-Closing Tax Periods that would adversely affect the Company or IMP after the Closing Date. The Purchaser will take no positions on the Tax Returns of the Company or IMP that relate to Post-Closing Tax Periods that would adversely affect the Sellers after the Closing Date for any Pre-Closing Tax Periods. The income of the Company will be apportioned to the period up to the Closing Date and the period from and after the Closing Date in accordance with the provisions of section 1362(e)(6)(i) of the Code by closing the books of the Company as of the close of business on the last calendar day immediately preceding the Closing Date.

                  (iii) Section 6(b)(iii) OF THE DISCLOSURE SCHEDULE sets forth an allocation of the estimated "Modified Adjusted Deemed Sales Price", as defined in Treasury Regulations section 1.338(h)(10)-(f), among the assets of the Company (the "ALLOCATION SCHEDULE"). Promptly (but in no event later than 30 days following the Purchaser's receipt of the Closing Balance Sheet) after the Closing Date, the Sellers and the Purchaser shall exchange completed and executed copies of IRS Form 8023-A (or other applicable form), required schedules thereto, and any similar forms required by any state or local Tax Authority. If any changes are required to these forms as a result of information which is first available after the Closing Date, the Sellers and the Purchaser will in good faith use commercially reasonable efforts to promptly agree on such changes. The Sellers and the Purchaser each agree to file all Tax Returns in accordance with the Allocation Schedule.

         (c) TRANSITION. None of the Sellers, the Company or IMP will take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier or other business associate of the Company or IMP from maintaining the same business relationships with the Company and IMP after the Closing as it maintained with the Company and IMP prior to the Closing.

         (d) LITIGATION SUPPORT. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand in connection with
(i) any transaction contemplated under this Agreement, or (ii) any fact, situation, circumstance, status, condition, activity, practice, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company or IMP, each of the Parties will cooperate with the contesting or defending Party and its, his or her counsel in the contest or defense, all at the sole cost and expense of the contesting or defending Party (except in connection with any dispute among the Parties, including any dispute relating to a Notice of Disagreement With Adjusted EBITAM Statement), and except to the extent that the contesting or defending party is entitled to indemnification therefor under this Agreement).

         (e) NONCOMPETITION. In order to induce the Purchaser to enter into this Agreement, each Seller and Perry Martin (severally and not jointly) expressly covenants and agrees that for a period of five years from and after the Closing Date, such Person will not, directly or indirectly, engage in or have any interest in any sole proprietorship, partnership, corporation, limited liability company or business or any other Person (other than the Purchaser), whether as an employee, officer, director, partner, agent, security holder, consultant or otherwise, that directly or indirectly is engaged in the Business of the Company in all markets in which the Company and IMP currently sell their products (the "RESTRICTED AREA"). The Sellers and Perry Martin agree that the covenant provided for in this section 6(e) is reasonable and necessary in terms of time, activity and territory to protect the Purchaser's interest as a buyer of the Company Common Stock and IMP Stock and in protecting the Company's and IMP's Trade Secrets. The Sellers and Perry Martin further acknowledge and agree that such covenants are reasonable and necessary in terms of time, area and line of business to protect the Purchaser's other legitimate business interests, which include its interests in protecting the Company's and IMP's (i) valuable confidential business information, (ii) substantial relationships with customers throughout the Restricted Area and (iii) customer goodwill associated with the Company's and IMP's ongoing businesection The Sellers and Perry Martin expressly authorize the enforcement of the covenants provided for in this section 6(e) by
(A) the Purchaser and its Subsidiaries, (B) the Purchaser's permitted assigns and (C) any successors to the Company's and IMP's businesection To the extent that the covenant provided for in this section 6(e) may later be deemed by a court to be too broad to be enforced with respect to its duration or with respect to any particular activity or geographic area, the court making such determination shall have the power to reduce the duration or scope of the provision, and to add or delete specific words or phrases to or from the provision. The provision as modified shall then be enforced.

         (f) NON-SOLICITATION. In order to induce the Purchaser to enter into this Agreement, each Seller and Perry Martin (severally and not jointly) expressly covenants and agrees that for a period of five years from and after the Closing Date, such Person will not, directly or indirectly, solicit for employment or employ (or attempt to solicit for employment or employ), for himself, herself or itself or on behalf of any sole proprietorship, partnership, corporation, limited liability company or business or any other Person (other than the Purchaser), any employee of the Company or IMP or encourage any such employee to leave his or her employment with the Company or IMP. To the extent that the covenant provided for in this section 6(f) may later be deemed by a court to be too broad to be enforced with respect to its duration or with respect to any particular activity or geographic area, the court making such determination shall have the power to reduce the duration or scope of the provision, and to add or delete specific words or phrases to or from the provision. The provision as modified shall then be enforced.

         (g) CONFIDENTIALITY. In order to induce the Purchaser to enter into this Agreement, each Seller and Perry Martin (severally and not jointly) expressly covenants and agrees that from and after the Closing Date, such Person will not, directly or indirectly, for himself, herself or itself or on behalf of any sole proprietorship, partnership, corporation, limited liability company or business or any other Person (other than the Purchaser) disclose, divulge, furnish or make accessible to anyone (other than the Company, IMP or any of their respective Affiliates or representatives) any Confidential Information or Trade Secrets, or in any way use any Confidential Information or Trade Secrets in the conduct of any business; PROVIDED, HOWEVER, that nothing in this section 6(g) will prohibit the disclosure of any Confidential Information or Trade Secrets (i) which is required to be disclosed by a Seller or Perry Martin or any such other Person in connection with any court action or any proceeding before any Authority, (ii) in connection with the enforcement of any of the respective rights of a Seller or Perry Martin hereunder, or (iii) in connection with the defense by a Seller or Perry Martin, of any claim asserted against him or it hereunder; PROVIDED, HOWEVER, that in the case of a disclosure contemplated by clause (i), no disclosure shall be made until such Person shall give notice to the Company of the intention to disclose such Confidential Information or Trade Secrets so that the Company may contest the need for disclosure, and such Person will cooperate (and will cause his or her Affiliates and their respective representatives to cooperate) with the Purchaser in connection with any such proceeding. Notwithstanding any provision of this Agreement which may be to the contrary (x) the foregoing provisions restricting the use of Confidential Information shall survive the Closing for a period of seven years, and (y) the foregoing provisions restricting the use of Trade Secrets shall survive the Closing for so long as permitted by the Florida Uniform Trade Secrets Act, Chapter 688, Florida Statutes.

         7. NO SHOP. From the date of this Agreement until the earlier of (i) the Closing Date, or (ii) the termination of this Agreement, each of the Company and IMP shall not, and the Sellers shall cause the Company and IMP and their respective officers, directors, employees and other agents not to, directly or indirectly, take any action to solicit, initiate or encourage any offer or proposal or indication of interest in a merger, consolidation or other business combination involving any equity interest in, or a substantial portion of the assets of the Company or IMP, other than in connection with the transactions contemplated by this Agreement. The Company, IMP and the Sellers shall immediately advise the Purchaser of the terms of any written offer, proposal or indication of interest that they, the Company or IMP receive or otherwise become aware of.

         8. CONDITIONS TO OBLIGATION TO CLOSE.

         (a) CONDITIONS TO OBLIGATION OF THE PURCHASER. The obligation of the Purchaser to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                  (i) the representations and warranties set forth in section 3A and section 3B above that are qualified as to their materiality shall be true and correct and any such representations and warranties that are not so qualified shall be true and correct in all material respects at and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement);

                  (ii) the Sellers, the Company and IMP shall have performed and complied with all of their respective covenants hereunder in all material respects through the Closing;

                   (iii) there shall not be any injunction, judgment, order, decree, ruling or charge in effect preventing consummation of any of the transactions contemplated by this Agreement, and no action, suit, claim or proceeding shall be pending before any Authority which seeks to prohibit or enjoin the consummation of the transactions contemplated by this Agreement;

                  (iv) each of the Sellers (or the Sellers' Representative acting on their behalf) shall have delivered to the Purchaser a certificate to the effect that the conditions specified above in sections 8(a)(i) and (ii), as they pertain to such Seller, have been satisfied in all respects;

                  (v) the Sellers shall have delivered to the Purchaser a certificate to the effect that the conditions specified above in sections 8(a)(i) and (ii) have been satisfied in all respects;

                  (vi) all applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Act shall have expired or otherwise been terminated;

                  (vii) all of the directors and officers of the Company and IMP designated by the Purchaser prior to the Closing shall have delivered duly signed resignations effective at the time of the Closing (or the Sellers, the Company or IMP shall have taken such other action as is necessary to ensure that such persons are not directors or officers of the Company or IMP at the time of the Closing);

                  (viii) Perry B. Martin shall have executed and delivered to the Purchaser the Employment Agreement;

                  (ix) L. Martin shall have executed and delivered to the Purchaser the Consulting Agreement;

                  (x) Nitram Partners, Ltd. shall have executed and delivered to the Purchaser the Lease Amendment;

                  (xi) Sherry Mittleman and Lisa Schneiderman shall have executed and delivered to the Purchaser the Joinder Agreement;

                  (xii) the Purchaser shall have completed its due diligence review of the Company and IMP (including, without limitation, a financial, legal, commercial and environmental review of the Company and IMP) and the results thereof shall be satisfactory to the Purchaser in its absolute discretion;

                  (xiii) there shall be no payables or receivables between the Sellers and the Company or IMP or between Affiliates of the Sellers and the Company or IMP, other than lease payments and intercompany payments between the Company and IMP;

                  (xiv) the Company will have Net Working Capital of at least the Net Working Capital Threshold Amount; and

                  (xv) the Sellers shall have corrected the building code violations referenced in section 12(a)(v).

The Purchaser may waive any condition specified in this section 8(a) if it executes a writing so stating at or prior to the Closing.

         (b) CONDITIONS TO OBLIGATION OF THE SELLERS. The obligation of the Sellers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

                  (i) the representations and warranties set forth in section 4 above shall be true and correct in all material respects at and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement);

                  (ii) the Purchaser shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

                  (iii) there shall not be any injunction, judgment, order, decree, ruling or charge in effect preventing consummation of any of the transactions contemplated by this Agreement, and no action, suit, claim or proceeding shall be pending before any Authority which seeks to prohibit or enjoin the consummation of the transactions contemplated by this Agreement;

                  (iv) the Purchaser shall have delivered to the Sellers' Representative a certificate to the effect that each of the conditions specified above in sections 8(b)(i) and (ii) has been satisfied in all respects;

                  (v) all applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Act shall have expired or otherwise been terminated;

                  (vi) the Purchaser shall have executed and delivered to the Sellers' Representative the Employment Agreement;

                  (vii) the Purchaser shall have executed and delivered to the Sellers' Representative the Consulting Agreement; and

                  (x) the Company shall have executed and delivered to the Sellers' Representative the Lease Amendment.

The Sellers' Representative may waive any condition specified in this section 8(b) if he executes a writing so stating at or prior to the Closing.

         9. REMEDIES FOR BREACHES OF THIS AGREEMENT.

         (a) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Sellers contained in section 3A and contained in section 3B(b), (d) and (e) (collectively, THE "TRANSACTION REPRESENTATIONS AND WARRANTIES"), the representations and warranties of the Sellers contained in section 3B(k) (thE "TAX REPRESENTATIONS AND WARRANTIES"), the representations and warranties of the Sellers contained in section 3B(u) (thE "EMPLOYEE BENEFIT PLAN REPRESENTATIONS AND WARRANTIES"), the representations and warranties of the Sellers contained in section 3B(v) (the "ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES"), the representations and warranties of the Sellers contained in section 3B(aa) (the "PRODUCTS LIABILITY REPRESENTATIONS AND WARRANTIES") and the representations and warranties of the Purchaser contained in section 4 shall survive the Closing and continue in full force and effect for the statute of limitations applicable thereto. The representations and warranties of the Sellers contained in section 3B (other than the Transaction Representations and Warranties, the Tax Representations and Warranties, the Employee Benefit Plan Representations and Warranties, the Environmental Representations and Warranties and the Products Liability Representations and Warranties) shall survive the Closing and continue in full force and effect until the two year anniversary of the Closing Date. Any claim for which any Party shall have given proper notice in accordance with the terms of this Agreement (and the Escrow Agreement) on or prior to the expiration of the applicable survival period shall survive until such claim is resolved pursuant to the terms of this Agreement or the Escrow Agreement. To preserve any claim for breach of any such representation or warranty, the Party claiming a breach shall be obligated to notify the Party claimed to be in breach (except that where the Party claimed to be in breach is the Company or IMP, notice shall be given to the Sellers' Representative) in writing of any such breach, or facts that can reasonably be expected to give rise to such breach, before termination of the applicable survival period in respect of such representation or warranty; otherwise, such Party's claim for breach shall be forever barred.

         (b) INDEMNIFICATION.

                  (i) Pursuant to the terms of the Escrow Agreement and subject to section 9(a) above and the conditions set forth in this section 9(b), subsequent to the Closing Date the Sellers shall indemnify, defend and hold harmless the Company and IMP (as assignee of the Purchaser pursuant to section 9(e) hereof) from, against and in respect of any Losses which the Purchaser, the Company or IMP shall suffer, sustain or become subject to by virtue of or which arise out of, or result from, any breach of the covenants, representations and warranties of the Sellers set forth in this Agreement (other than the Transaction Representations and Warranties, the Tax Representations and Warranties, the Employee Benefit Plan Representations and Warranties, the Environmental Representations and Warranties and the Products Liability Representations and Warranties); PROVIDED, HOWEVER, that: (A) the Company's and IMP's right to indemnification with respect to such breaches under this section 9(b)(i) shall be satisfied only by recourse to the funds deposited and remaining in the General Indemnification Escrow Account, and none of the Sellers shall have any personal liability to the Company or IMP with respect to any such breach, and
         (B) the Company and IMP shall not be entitled to indemnification with respect to any Losses under this section 9(b)(i) until all such Losses exceed, in the aggregate, $150,000 (the "DEDUCTIBLE"), in which case the Company and IMP shall be entitled to indemnification only to the extent such Losses exceed $150,000. Notwithstanding anything to the contrary contained in this section 9(b)(i), any breach of the representations and warranties of the Sellers contained in section 3B(x) shall not be subject to the Deductible.

                  (ii) Subject to section 9(a) above and the conditions set forth in this section 9(b), subsequent to the Closing Date the Sellers shall indemnify, defend and hold harmless the Company and IMP (as assignee of the Purchaser pursuant to section 9(e) hereof) from, against and in respect of any Losses which Purchaser, the Company or IMP shall suffer, sustain or become subject to by virtue of or which arise out of, or result from, any breach of any of the Transaction Representations and Warranties, the Tax Representations and Warranties, the Employee Benefit Plan Representations and Warranties, the Environmental Representations and Warranties or the Products Liability Representations and Warranties; PROVIDED, HOWEVER, that no Seller shall be obligated to indemnify the Purchaser for an amount in excess of its, his or her Company Pro Rata Share or IMP Pro Rata Share, whichever is applicable, of any such Losses. The Company's and IMP's right to indemnification with respect to breaches of Transaction Representations and Warranties, Tax Representations and Warranties, Employee Benefit Plan Representations and Warranties, Environmental Representations and Warranties or Products Liability Representations and Warranties under this section 9(b)(ii) shall not be subject to the Deductible and shall be satisfied first by recourse to the funds deposited and remaining in the General Indemnification Escrow Account; PROVIDED, HOWEVER, that to the extent Losses for which the Purchaser is entitled to indemnification under section 9(b)(i), together with amounts paid from the General Indemnification Escrow Account pursuant to this section 9(b)(ii) exceed $2,450,000, the Sellers shall pay the Purchaser the deficiency within 10 days of the Purchaser's request. In no event shall the Company or IMP be entitled to indemnification for any Losses with respect to the breach of any Employee Benefit Plan Representations and Warranties and the Products Liability Representations and Warranties to the extent that the sum of (x) all such Losses, and (y) the amount of all disbursements made to the Company and IMP from the General Indemnification Escrow Account exceeds, in the aggregate, $5,000,000. In no event shall the Company or IMP be entitled to indemnification for any Losses with respect to the breach of any Tax Representations and Warranties or Environmental Representations and Warranties to the extent that the sum of (x) all such Losses, (y) the amount of all disbursements made to the Company and IMP from the General Indemnification Escrow Account and (z) the amount of any Losses paid for a breach of any Employee Benefit Plan Representations and Warranties and the Products Liability Representations and Warranties, exceeds in the aggregate, the Company Purchase Price and the IMP Purchase Price. There shall be no limit on the amount of any Losses for which the Company or IMP is entitled to indemnification for the breach of any Transaction Representations and Warranties.

                  (iii) Subject to section 9(a) above and the conditions set forth in this section 9(b), subsequent to the Closing Date (A) the Purchaser shall indemnify, defend and hold harmless each Seller and his or her estate, heirs, personal representatives or successors from, against and in respect of any Losses which any such Person shall suffer, sustain or become subject to by virtue of or which arise out of, or result from, any breach by the Purchaser of its covenants, representations and warranties set forth in this Agreement, and (B) the Company and IMP shall indemnify, defend and hold harmless each Seller and his or her estate, heirs, personal representatives or successors from, against and in respect of, any Losses which any such Person shall suffer, sustain or become subject to by virtue of or which arise out of, or result from, any breach by the Company or IMP of any of its covenants herein which are to be performed after the Closing.

                  (iv) Promptly after the assertion by any third party of any claim, demand or notice (a "THIRD PARTY CLAIM") against any Person or Persons entitled to indemnification under this section 9(b) (the "INDEMNIFIED PARTIES") that results or may result in the incurrence by such Indemnified Parties of any Losses for which such Indemnified Parties would be entitled to indemnification pursuant to this Agreement, such Indemnified Parties shall promptly notify the parties from whom such indemnification could be sought (the "INDEMNIFYING PARTIES") of such Third Party Claim. In the case of claims for which indemnification may be sought against the General Indemnification Escrow Account, notice shall be given to the Sellers and to the Sellers' Representative, and the Sellers and the Sellers' Representative shall be considered the Indemnifying Parties solely for the purpose of defending any such Third Party Claim as provided herein. Thereupon, the Indemnifying Parties shall have the right, upon written notice (the "DEFENSE NOTICE") to the Indemnified Parties within 30 days after receipt by the Indemnifying Parties of notice of the Third Party Claim (or sooner if such claim so requires) to conduct, at their own expense, the defense against the Third Party Claim in their own names or, if necessary, in the names of the Indemnified Parties. The Defense Notice shall specify the counsel the Indemnifying Parties shall appoint to defend such Third Party Claim (the "DEFENSE COUNSEL") and the Indemnified Parties shall have the right to approve the Defense Counsel, which approval shall not be unreasonably withheld. In the event the Indemnified Parties and the Indemnifying Parties cannot agree on such counsel within 10 days after the Defense Notice is given, then the Indemnifying Parties shall propose an alternate Defense Counsel, which shall be subject again to the Indemnified Parties' approval which approval shall not be unreasonably withheld. Any Indemnified Party shall have the right to employ separate counsel in any such Third Party Claim and/or to participate in the defense thereof, but the fees and expenses of such counsel shall not be included as part of any Losses incurred by the Indemnified Party unless (A) the Indemnifying Parties shall have failed to give the Defense Notice within the prescribed period, (B) such Indemnified Party shall have received an opinion of counsel, reasonably acceptable to the Indemnifying Parties, to the effect that the interests of the Indemnified Party and the Indemnifying Parties with respect to the Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both parties under applicable ethical rules, or (C) the employment of such counsel at the expense of the Indemnifying Parties has been specifically authorized by the Indemnifying Parties. The party or parties conducting the defense of any Third Party Claim shall keep the other parties apprised of all significant developments and shall not enter into any settlement, compromise or consent to judgment with respect to such Third Party Claim unless the Company and the Sellers' Representative consent, such consent not to be unreasonably withheld.

                  (v) Notwithstanding any other provisions contained herein, the costs of enforcement of the Escrow Agreement by the Purchaser, the Company, IMP or any Seller shall not constitute Losses hereunder. Rather, such costs and expenses shall be paid in accordance with the terms of the Escrow Agreement.

         (c) TREATMENT OF INDEMNIFICATION PAYMENTS. All indemnification payments under this section 9 shall be deemed adjustments to the Company Purchase Price or the IMP Purchase Price, whichever is applicable.

         (d) EXCLUSIVE REMEDY. The Parties acknowledge and agree that the foregoing indemnification provisions in this section 9 shall be the exclusive remedy of the Purchaser, the Company, IMP and the Sellers with respect to transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Purchaser, the Company, IMP and the Sellers hereby waive any statutory, equitable or common law rights or remedies relating to any environmental, health and safety matters, including, without limitation, any such matters arising under any Environmental, Health and Safety Requirements, CERCLA, or any analogous state law.

         (e) ASSIGNMENT BY PURCHASER. Provided that the Closing shall occur, the Purchaser hereby assigns and transfers to the Company and IMP, effective as of the Closing, all benefits and rights of the Purchaser pursuant to section 6 and section 9 hereof.

         (f) NO CONTRIBUTION FROM COMPANY OR IMP. Each Seller hereby waives any rights to seek or obtain indemnification or contribution from the Company or IMP for Losses pursuant to section 9(b) or the Escrow Agreement as a result of any breach by the Company or IMP of any representation, warranty or covenant (other than covenants to be performed by the Company and IMP after the Closing) contained in this Agreement.

         10. DISPUTE RESOLUTION.

         (a) DISPUTE DEFINED. As used in this Agreement, "DISPUTE" shall (i) mean any dispute or disagreement among the Parties concerning the interpretation of this Agreement, the validity of this Agreement, any breach or alleged breach by any party under this Agreement or any other matter relating in any way to this Agreement, and (ii) exclude (A) any dispute or disagreement between the Company and the Sellers concerning the determination of the Earnout, which shall be resolved pursuant to the provisions of section 2(e)(iv) of this Agreement and
(B) any dispute or disagreement between the Company and the Sellers concerning the determination of the Net Working Capital which shall be resolved pursuant to the provisions of Section 2(f)(ii) of this Agreement.

         (b) DISPUTE RESOLUTION PROCEDURES.

                  (i) If a Dispute arises, the Parties shall follow the procedures specified in this section 10. The Parties shall promptly attempt to resolve any Dispute by negotiations between themselves. Either the Purchaser or the Sellers' Representative may give the other Party written notice of any Dispute not resolved in the normal course of businesection The Purchaser and the Sellers' Representative shall meet at a mutually acceptable time and place within 15 calendar days after delivery of such notice, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the Dispute. If the Dispute has not been resolved by the Parties within 30 calendar days of the disputing Party's notice, or if the Parties fail to meet within such 15 calendar days, either the Purchaser or the Sellers' Representative may initiate mediation as provided in section 10(b)(ii) of this Agreement. If a negotiator intends to be accompanied at a meeting by legal counsel, the other negotiator shall be given at least three business days' notice of such intention and may also be accompanied by legal counsel.

                  (ii) If the Dispute is not resolved by negotiations pursuant to section 10(b)(i), the Purchaser and the Sellers' Representative shall attempt in good faith to resolve any such Dispute by nonbinding mediation. Either the Purchaser or the Sellers' Representative may initiate a nonbinding mediation proceeding by a request in writing to the other Party or Parties (the "MEDIATION REQUEST"), and all disputing Parties will then be obligated to engage in a mediation. The proceeding will be conducted in accordance with the then current procedures for mediation under Chapter 44 of the Florida Statutes and Rules 1.700-730 of the Florida Rules of Civil Procedure:

                           (A) if the Parties have not agreed within 30 calendar
                  days of the Mediation Request on the selection of a mediator willing to serve, the court, upon the request of either the Purchaser or the Sellers' Representative, shall appoint a certified mediator selected by rotation or by such other court procedures as provided in Chapter 44 of the Florida Statutes and Rules 1.700-730 of the Florida Rules of Civil Procedure; and

                           (B) efforts to reach a settlement will continue until
                  the conclusion of the proceedings, which shall be deemed to occur upon the earliest of the date that: (i) a written settlement is reached, or (ii) the mediator concludes and informs the Parties in writing that further efforts would not be useful, or (iii) the Purchaser and the Sellers' Representative agree in writing that an impasse has been reached, or (iv) a period of 60 calendar days has passed since the Mediation Request and none of the events specified in the foregoing clauses (i) (ii) or (iii) has occurred. No party may withdraw before the conclusion of the proceeding.

                  (iii) If a Dispute is not resolved by negotiation pursuant to section 10(b)(i) of this Agreement or by mediation pursuant to section 10(b)(ii) of this Agreement within 100 calendar days after initiation of the negotiation process pursuant to section 10(b)(i), such Dispute and any other claims arising out of or relating to this Agreement may be heard, adjudicated and determined in an action or proceeding filed in any state or federal court specified in section 12(h).

         (c) PROVISIONAL REMEDIES. At any time during the procedures specified in sections 10(b)(i) and 10(b)(ii) of this Agreement, a Party may seek a preliminary injunction or other provisional judicial relief if in its judgment such action is necessary to avoid irreparable damage or to preserve the status quo. Despite such action, the Parties will continue to participate in good faith in the procedures specified in sections 10(b)(i) and 10(b)(ii).

         (d) TOLLING STATUTE OF LIMITATIONS. All applicable statutes of limitation and defenses based upon the passage of time shall be tolled while the procedures specified in sections 10(b)(i) and 10(b)(ii) of this Agreement are pending. The Parties will take such action, if any, as is required to effectuate such tolling.

         (e) PERFORMANCE TO CONTINUE. Each Party shall continue to perform its, his or her obligations under this Agreement pending final resolution of any Dispute.

         (f) EXTENSION OF DEADLINES. All deadlines specified in this section 10 may be extended by mutual agreement among the Parties.

         (g) ENFORCEMENT. The Parties regard the obligations in this section 10 to constitute an essential provision of this Agreement and one that is legally binding on them. In case of a violation of the obligations in this section 10 by any Party hereto, any other Party or Parties may bring an action to seek enforcement of such obligations in any state or federal court specified in section 12(h).

         (h) COSTS. The Parties shall pay their own costs, fees, and expenses incurred in connection with the application of the provisions of sections 10(b)(i) and 10(ii) of this Agreement. In addition, the fees and expenses of the mediator in connection with the application of the provisions of section 10(b)(ii) of this Agreement shall be borne 50% by the Purchaser and 50% by the Sellers (PRO RATA based on each Seller's Company Pro Rata Share).

         11. ADDITIONAL AGREEMENTS. The Parties agree that any claim for payment pursuant to sections 11(b) and 11(c) must be made by the Purchaser on or before June 30, 1999 and to preserve any claim for payment thereunder, the Purchaser shall be obligated to notify the Seller in writing of any claim, together with supporting documentation, on or before June 30, 1999, otherwise, the Purchaser's claim under sections 11(b) and 11(c) shall be forever barred. The Parties agree that there shall be no time limit on any claim for payment pursuant to sections 11(a), 11(d) and 11(e). The Parties further agree that any payments required to be made pursuant to sections 11(a), 11(b), 11(c), 11(d) and 11(e) shall not be subject to the Deductible and may be made from funds deposited in the Escrow Account; PROVIDED, HOWEVER, that to the extent Losses for which the Purchaser is entitled to indemnification under section 9(b)(i), together with amounts paid from the Escrow Account pursuant to sections 11(a), 11(b), 11(c), 11(d) and 11(e) exceed $2,450,000, the Sellers shall pay the Purchaser the deficiency within 30 days of the Purchaser's request (PRO RATA based on each Seller's Company Pro Rata Share).

         (a) PRODUCT RETURNS. Notwithstanding anything set forth in section 3B(aa) OF THE DISCLOSURE SCHEDULE, in the event (i) customers of the Company or IMP return within the applicable warranty period any defective or non-conforming merchandise sold prior to Closing, (ii) the Company or IMP is required to provide any customers with a credit against their accounts receivable within the applicable warranty period as a result of the receipt of defective or non-conforming merchandise sold prior to Closing or (iii) any product liability claims are brought with respect to merchandise sold prior to Closing which are not covered by insurance, the Sellers shall be required to pay the Purchaser (PRO RATA based on each Seller's Company Pro Rata Share) the amount of the credits, the amount of the uninsured product liability claims and the sum of (A) the difference between the original sales price of the returned merchandise and the resale price thereof, (B) re-work costs and shipping costs, and (C) the cost of any returned merchandise which was sold prior to Closing and which is not resold by the Company, within 30 days of the Purchaser's request, provided that
(1) the Purchaser causes the Company to use its best efforts to resell the returned merchandise in the Ordinary Course of Business and (2) any Dispute regarding payment is first resolved pursuant to section 10 of this Agreement.

         (b) SELLERS' GUARANTEE OF ACCOUNTS RECEIVABLE.

                  (i) With respect to accounts receivable on the Closing Balance Sheet which as of the Closing are 90 days or over from the invoice date thereof (the "90 AND OVER ACCOUNTS RECEIVABLE"), the Sellers guarantee the collectibility of the 90 and Over Accounts Receivable in full minus any remaining reserve for bad debts included in the Closing Balance Sheet.

                  (ii) The Purchaser agrees to use efforts consistent with the Company's past custom and practice to cause the Company to collect all 90 and Over Accounts Receivable, but shall not be obligated to resort to litigation. Any sums payable by account debtors on account of any accounts receivable of such account debtors shall be credited to the earliest invoices of the Company to such account debtors, unless specifically directed otherwise by the account debtor. Subject to the foregoing, to the extent any 90 and Over Accounts Receivable existing at the Closing are unpaid for a period of 60 days after the Closing, the Purchaser shall send written notice to the Sellers' Representative indicating the specific account debtors, the amount of the unpaid invoices representing 90 and Over Accounts Receivable to each such account debtor and the total of all such unpaid 90 and Over Accounts Receivable. The Sellers shall pay the Purchaser the amount of all such unpaid 90 and Over Accounts Receivable minus any remaining reserve for bad debts included in the Closing Balance Sheet (PRO RATA based on each Seller's Company Pro Rata Share) within 30 days of the receipt of any notice pursuant to this section 11(b)(ii) on the condition that the Purchaser shall simultaneously cause the Company to assign such unpaid 90 and Over Accounts Receivable (the "ASSIGNED RECEIVABLES") to the Sellers' Representative. Such assignment shall include the right to sue as an assignee of the Company. In the event that after such assignment the Company receives any payment on the Assigned Receivables, the Purchaser shall cause the Company to promptly remit such amount to the Sellers' Representative. Thereafter, the Sellers' Representative, as owner of the Assigned Receivables, may take any action the Sellers' Representative deems necessary to collect the Assigned Receivables and any collections shall be the property of the Sellers The Purchaser agrees to cooperate and shall cause the Company to cooperate with the Sellers' Representative in any action the Sellers' Representative wishes to take to collect the Assigned Receivables consistent with the Company's past custom and practice . In the event the Purchaser does not want to assign any Account Receivable to the Sellers' Representative because it does not want the Sellers' Representative to initiate collection action thereon, the Sellers shall be relieved of any liability under this section 11(b) with respect to such 90 and Over Accounts Receivable.

                  (iii) In the event any 90 and Over Accounts Receivable is subject to a valid dispute by the account debtor and/or the Purchaser wishes to grant a discount on any 90 and Over Accounts Receivable, the Purchaser shall send written notice or notices to the Sellers' Representative indicating the specific account debtors and the amount of the dispute or discount. The Purchaser shall consult with the Sellers' Representative with respect to the resolution of any dispute and/or the amount of any discount and shall not settle any such dispute or grant any discount without the consent of the Sellers' Representative, which consent shall not be unreasonably withheld. Where consent is given to the settlement of any dispute and/or the granting of any discount, the Sellers shall pay the Purchaser the difference between the original amount of the 90 and Over Accounts Receivable and the amount actually received by the Purchaser after settlement or discount, with payment to be made within 30 days after the settlement or granting of the discount. Where consent is withheld by the Sellers' Representative, the Purchaser may either assign the 90 and Over Accounts Receivable, or settle the dispute or grant the discount at its own expense and the Sellers shall be relieved of any liability under this section 11(b) with respect to such 90 and Over Accounts Receivable.

         (c) VACATION AND HOLIDAY ACCRUAL. To the extent the accrual on the Company's Closing Balance Sheet for vacation and holidays is less than the amount which should have properly been accrued in accordance with GAAP, the Sellers shall pay the Purchaser the deficiency within 30 days of the Purchaser's request (PRO RATA based on each Seller's Company Pro Rata Share).

         (d) EPCRA FILINGS. Notwithstanding the disclosures made by the Sellers in section 3B(v) of THE DISCLOSURE SCHEDULE, the Sellers shall be responsible for and shall pay the Purchaser (PRO RATA based on each Seller's Company Pro Rata Share) the full amount of all Losses resulting from any failure to comply with EPCRA.

         (e) LITIGATION. Notwithstanding the disclosures made by the Sellers in section 3B(S) OF The DISCLOSURE SCHEDULE, the Sellers shall be responsible for and shall pay the Purchaser (PRO RATA based on each Seller's Company Pro Rata Share) the full amount of all Losses resulting the matters described in section 3B(s) OF THE DISCLOSURE SCHEDULE. Such litigation shall be considered to be a "Third Party Claim" and shall be handled in accordance with the provisions of section 9(b)(iv) of this Agreement.

         12. TERMINATION.

         (a) TERMINATION OF AGREEMENT. Certain of the Parties may terminate this Agreement as provided below:

                  (i) the Purchaser and the Sellers' Representative may terminate this Agreement by mutual written consent at any time prior to the Closing;

                  (ii) the Purchaser may terminate this Agreement by giving written notice to the Sellers' Representative at any time prior to the Closing in the event the Company has within the previous 10 business days given the Purchaser any notice pursuant to section 5(f) above;

                  (iii) the Purchaser may terminate this Agreement by giving written notice to the Sellers' Representative at any time prior to the Closing (A) in the event that the Sellers, the Company or IMP have breached any representation, warranty or covenant contained in this Agreement (other than the representations and warranties in section 3B(f)-(aa) above) in any material respect, the Purchaser has notified the Sellers' Representative of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before June 30, 1999, by reason of the failure of any condition precedent under section 8(a) hereof (unless the failure results primarily from the Purchaser breaching any representation, warranty or covenant contained in the Agreement); and

                  (iv) the Sellers' Representative may terminate this Agreement by giving written notice to the Purchaser at any time prior to the Closing (A) in the event the Purchaser has breached any material representation, warranty or covenant contained in this Agreement in any material respect, the Sellers' Representative has notified the Purchaser of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before June 30, 1999, by reason of the failure of any condition precedent under section 8(b) hereof (unless the failure results primarily from the

         Sellers, the Company or IMP breaching any representation, warranty or covenant contained in this Agreement).

                  (v) On or before February 1, 1999, the Sellers' Representative will notify the Purchaser by giving written notice of what is required to correct any code violations with respect to the Real Property subject to the Lease Amendment, the estimated time period to make such corrections and the Sellers' willingness to make such corrections. If the Sellers' Representative fails to give such notice, the Purchaser shall have the right to terminate this Agreement. If such notice is given and states that the Sellers are not willing to make such corrections, then the Sellers may terminate this Agreement, subject to the payment to the Purchaser of $22,500, representing one-half of the filing fees required to be paid under the Hart-Scott-Rodino Act. If the Sellers are willing to make such corrections and the estimated date for completion thereof is after March 31, 1999, the Purchaser shall have the right to terminate this Agreement.

         (b) EFFECT OF TERMINATION. If any Party terminates this Agreement pursuant to section 12(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); PROVIDED, HOWEVER, that the confidentiality provisions contained in the confidentiality agreement between WinsLoew Furniture, Inc. and the Company, dated May 28, 1998, executed in connection with the transaction (the "CONFIDENTIALITY AGREEMENT") shall survive the termination of this Agreement.

         13. WINSLOEW FURNITURE GUARANTY. WinsLoew Furniture, Inc., a Florida corporation, agrees to guaranty all obligations of the Purchaser under this Agreement.

         14. MISCELLANEOUS.

         (a) PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the other Parties.

         (b) NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

         (c) ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof, other than the Confidentiality Agreement, which shall remain in full force and effect.

         (d) SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties; PROVIDED, HOWEVER, that, unless expressly prohibited hereunder, the Purchaser may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder and (iii) after the Closing is effected, any or all of the rights and interests of Purchaser hereunder (A) may be assigned to any purchaser of substantially all of the assets of Purchaser,
(B) may be assigned as a matter of law to the surviving entity in any merger of the Purchaser, and (C) may be assigned as collateral security to any lender or lenders (including any agent for any such lender or lenders) providing financing to the Purchaser in connection with the transactions contemplated hereby, or to any assignee or assignees of any such lender, lenders or agent (it being understood that in any or all of the cases described in clauses (i), (ii) and
(iii) above the Purchaser nonetheless shall remain responsible for the performance of all of its obligations hereunder).

         (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (f) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (g) NOTICES. All notices, requests, demands, claims and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to the Sellers, the Sellers' Representative or Perry Martin, or if to the Company or IMP (prior to the Closing):

                  Leo Martin
                  Bristol Towers Apartments
                  2127 Brickell Avenue, Apt. 3602
                  Miami, Florida 33129
                  Facsimile: (305) 858-8252

         With copies to (which shall not constitute notice to the Sellers, the Sellers' Representative or the Company):

                  Stephen H. Cypen, Esq.
                  Cypen & Cypen
                  P.O. Box 402099
                  825 Arthur Godfrey Road
                  Miami Beach, Florida 33140-0099
                  Facsimile: (305) 535-0050

                  Donald R. Tescher, Esq.
                  Tescher Chaves Rubin & Forman, PA
                  2101 Corporate Boulevard, Suite 107
                  Boca Raton, Florida  33431
                  Facsimile: (561) 998-1642

         If to the Purchaser or WinsLoew Furniture Company, Inc., or if to the Company or IMP (after the Closing):

                  Bobby Tesney
                  WinsLoew Furniture, Inc.
                  160 Village Street
                  Birmingham, Alabama 35242
                  Facsimile: (205) 408-7028

Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

         (h) GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. The Parties agree that any and all actions arising under or in respect of this Agreement shall be litigated in any federal or state court of competent jurisdiction located in the County of Miami-Dade, State of Florida. By execution and delivery of this Agreement, each Party irrevocably submits to the personal and exclusive jurisdiction of such courts for itself or himself, and in respect of its or his property with respect to such action. Each Party agrees that venue would be proper in any of such courts, and hereby waives any objection that any such court is an improper or inconvenient forum for the resolution of any such action.

         (i) AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Purchaser, the Sellers, the Company and IMP. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         (j) SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         (k) EXPENSES. Except as otherwise provided in this Agreement, each of the Parties will bear his, her or its own costs and expenses (including legal and investment advisory fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Sellers agree that neither the Company nor IMP has borne and will not bear any of the costs and expenses of the Sellers (including any of their legal and investment advisory fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby to the extent that any of the same shall remain unpaid at the time of the Closing. Except as provided in section 12(a)(v), the Purchaser shall bear all filing fees required to be paid under the Hart-Scott-Rodino Act.

         (l) CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The specification of any dollar amount in the representations and warranties or otherwise in this Agreement or in the Disclosure Schedule is not intended and shall not be deemed to be an admission or acknowledgment of the materiality of such amounts or items, nor shall the same be used in any dispute or controversy between the parties to determine whether any obligation, item or matter (whether or not described herein or included in any schedule) is or is not material for purposes of this Agreement.

         (m) INCORPORATION OF DISCLOSURE SCHEDULE. The Disclosure Schedule identified in this Agreement is incorporated herein by reference and made a part hereof.

         (n) EQUITABLE REMEDIES. Each of the Sellers and Perry B. Martin acknowledges and agrees that the Purchaser would not have an adequate remedy at law in the event any of the provisions of section 6(e), section 6(f) and section 6(g) of this Agreement are not performed in accordance with their specific terms or are breached. Accordingly, each of Each of the Sellers and Perry B. Martin agrees that the Purchaser shall be entitled to an injunction or injunctions to prevent breaches of section 6(e), section 6(f) and section 6(g) of this Agreement and to enforce specifically the terms and provisions thereof in any action instituted in any court of competent jurisdiction, in addition to any other remedies which may be available to it.

         (o) WAIVER OF JURY TRIAL. EACH PARTY HERETO, WINSLOEW FURNITURE, INC. AND PERRY B. MARTIN HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING HEREUNDER.

         (p) PREVAILING PARTIES. Except as otherwise expressly provided to the contrary in this Agreement, in the event of any litigation with regard to this Agreement, the prevailing Party or Parties shall be entitled to receive from the nonprevailing Party or Parties and the nonprevailing Party or Parties shall pay all reasonable costs, fees (including reasonable trial and appellate attorneys' fees) and expenses of the prevailing Party or Parties.

                       SIGNATURES APPEAR ON FOLLOWING PAGE

                  IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                WINSTON FURNITURE COMPANY OF
                                ALABAMA, INC.



                                By: /s/ Stephen C. Hess
                                    -------------------------------------------
                                        Stephen C. Hess, President


                                MIAMI METAL PRODUCTS, INC.



                                By: /s/ Leo Martin
                                    -------------------------------------------
                                        Leo Martin, Chairman


                                INDUSTRIAL MUEBLERA POMPEII de MEXICO,
                                S.A. de C.V.




                                By: /s/ Leo Martin
                                    -------------------------------------------
                                        Leo Martin, Chairman


                                SELLERS:



                                Leo Martin
                                -----------------------------------------------
                                Leo Martin



                                Gloria Martin
                                -----------------------------------------------
                                Gloria Martin



                                Donald R. Tescher, Trustee
                                -----------------------------------------------
                                Donald R. Tescher, Trustee and not individually of the Leo Martin Retained Annuity Trust Agreement I

                                Donald R. Tescher, Trustee
                                -----------------------------------------------
                                Donald R. Tescher, Trustee and not individually of the Leo Martin Retained Annuity Trust Agreement II


                                Donald R. Tescher, Trustee
                                -----------------------------------------------
                                Donald R. Tescher, Trustee and not individually of the Leo Martin Retained Annuity Trust Agreement III


                                Donald R. Tescher, Trustee
                                -----------------------------------------------
                                Donald R. Tescher, Trustee and not individually of the Gloria Martin Retained Annuity Trust Agreement I


                                Donald R. Tescher, Trustee
                                -----------------------------------------------
                                Donald R. Tescher, Trustee and not individually of the Gloria Martin Retained Annuity Trust Agreement II


                                Donald R. Tescher, Trustee
                                -----------------------------------------------
                                Donald R. Tescher, Trustee and not individually of the Gloria Martin Retained Annuity Trust Agreement III


                                SELLERS' REPRESENTATIVE:


                                Leo Martin
                                -----------------------------------------------
                                Leo Martin

                                By its execution hereof, WinsLoew Furniture, Inc. agrees to the provisions of Sections 13 and 14 of this Agreement.


                                WINSLOEW FURNITURE, INC.



                                By: /s/ Bobby Tesney
                                    -------------------------------------------
                                        Bobby Tesney, President

                                By his execution hereof, Perry B. Martin agrees to the provisions of Sections 6(e), 6(f), 6(g), and 14 of this Agreement.



                                Perry B. Martin
                                -----------------------------------------------
                                Perry B. Martin

                               FIRST AMENDMENT TO
                            STOCK PURCHASE AGREEMENT

         This First Amendment to Stock Purchase Agreement is made and entered into as of the 1st day of July, 1999, by and among WINSTON FURNITURE COMPANY OF ALABAMA, INC., an Alabama corporation (the "PURCHASER"), MIAMI METAL PRODUCTS, INC., d/b/a POMPEII FURNITURE INDUSTRIES, a Florida corporation (the "COMPANY"), INDUSTRIAL MUEBLERA POMPEII DE MEXICO, S.A. DE C.V., a Mexican corporation ("IMP") and the following selling shareholders, LEO MARTIN ("L. MARTIN"), GLORIA MARTIN ("G. MARTIN"), DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT I, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT II, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT III, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT I, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT II, and DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT III (collectively, the "SELLERS" and individually, a "SELLER").

                             PRELIMINARY STATEMENTS:

         A. Purchaser, the Company, IMP and Sellers entered into a Stock Purchase Agreement dated November 23, 1998 (the "STOCK PURCHASE AGREEMENT").

         B. Purchaser, the Company, IMP and Sellers desire to amend the Stock Purchase Agreement in accordance with the terms and provisions contained in this First Amendment.

         C. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Stock Purchase Agreement.

                                   AGREEMENT:

         In consideration of the premises and the mutual promises and conditions contained herein, the parties hereto agree as follows:

         1. AMENDMENT TO SECTION 2(g). The Closing Date is hereby amended to such date as the Sellers' Representative and the Purchaser may mutually determine, but no later than August 17, 1999.

         2. AMENDMENT TO SECTION 11. The date for the Purchaser to submit a claim for payment pursuant to ss.ss.11(b) and 11(c) of the Stock Purchase Agreement is hereby amended to change the date from June 30, 1999 to 90 days following the Closing Date.

         3. AMENDMENT TO SECTIONS 12(a)(iii) AND (iv). The right of each of the Purchaser and the Sellers' Representative to terminate the Stock Purchase Agreement if the Closing shall not have occurred on or before June 30, 1999 is hereby amended to change the date from June 30, 1999 to October 31, 1999.

         4. LEASE AMENDMENT. Exhibit D attached hereto is hereby substituted for EXHIBIT D attached to the Stock Purchase Agreement.

         5. EXECUTION IN COUNTERPARTS; FAX SIGNATURES. For the convenience of the parties hereto, this Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument, without necessity of production of the others. Signatures may be exchanged by facsimile transmission, with original signatures to follow. Each party to this Amendment agrees that he/she/it will be bound by his/her/its own facsimile signature and that he/she/it accepts the facsimile signature of the other parties to this Amendment.

         6. RATIFICATION. The remaining provisions of the Stock Purchase Agreement are hereby ratified and affirmed.

         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

                                    WINSTON FURNITURE COMPANY OF
                                    ALABAMA, INC.


                                    By: /s/ Stephen C. Hess
                                        -------------------------------------
                                    Stephen C. Hess, President


                                    MIAMI METAL PRODUCTS, INC.


                                    By: /s/ Leo Martin - Chairman
                                        -------------------------------------
                                    Leo Martin, Chairman


                                    INDUSTRIAL MUEBLERA POMPEII de
                                    MEXICO, S.A. de C.V.


                                    By: /s/ Leo Martin - Chairman
                                        -------------------------------------
                                    Leo Martin, Chairman

                                    SELLERS:


                                    /s/ Leo Martin
                                    -------------------------------------
                                    Leo Martin

                                    /s/ Gloria Martin
                                    -------------------------------------
                                    Gloria Martin

                                    /s/ Donald R. Tescher
                                    -------------------------------------
                                    Donald R. Tescher, Trustee and not
                                    individually of the Leo Martin Retained
                                    Annuity Trust Agreement I

                                    /s/ Donald R. Tescher
                                    -------------------------------------
                                    Donald R. Tescher, Trustee and not
                                    individually of the Leo Martin Retained
                                    Annuity Trust Agreement II

                                    /s/ Donald R. Tescher
                                    -------------------------------------
                                    Donald R. Tescher, Trustee and not
                                    individually of the Leo Martin Retained
                                    Annuity Trust Agreement III

                                    /s/ Donald R. Tescher
                                    -------------------------------------
                                    Donald R. Tescher, Trustee and not
                                    individually of the Gloria Martin Retained
                                    Annuity Trust Agreement I

                                    /s/ Donald R. Tescher
                                    -------------------------------------
                                    Donald R. Tescher, Trustee and not
                                    individually of the Gloria Martin Retained
                                    Annuity Trust Agreement II

                                    /s/ Donald R. Tescher
                                    -------------------------------------
                                    Donald R. Tescher, Trustee and not
                                    individually of the Gloria Martin Retained
                                    Annuity Trust Agreement III

                              SECOND AMENDMENT TO
                            STOCK PURCHASE AGREEMENT

         This Second Amendment to Stock Purchase Agreement is made and entered into as of the 30th day of July, 1999, by and among WINSTON FURNITURE COMPANY OF ALABAMA, INC., an Alabama corporation (the "PURCHASER"), MIAMI METAL PRODUCTS, INC., d/b/a POMPEII FURNITURE INDUSTRIES, a Florida corporation (the "COMPANY"), INDUSTRIAL MUEBLERA POMPEII DE MEXICO, S.A. DE C.V., a Mexican corporation ("IMP") and the following selling shareholders, LEO MARTIN ("L. MARTIN"), GLORIA MARTIN ("G. MARTIN"), DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT I, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT II, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE LEO MARTIN RETAINED ANNUITY TRUST AGREEMENT III, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT I, DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT II, and DONALD R. TESCHER, TRUSTEE AND NOT INDIVIDUALLY OF THE GLORIA MARTIN RETAINED ANNUITY TRUST AGREEMENT III (collectively, the "SELLERS" and individually, a "SELLER").

                             PRELIMINARY STATEMENTS:

         A. Purchaser, the Company, IMP and Sellers entered into a Stock Purchase Agreement dated November 23, 1998, as amended by First Amendment to Stock Purchase Agreement dated July 1, 1999 (collectively, the "STOCK PURCHASE AGREEMENT").

         B. Purchaser, the Company, IMP and Sellers desire to amend the Stock Purchase Agreement in accordance with the terms and provisions contained in this Second Amendment.

         C. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Stock Purchase Agreement.

                                   AGREEMENT:

         In consideration of the premises and the mutual promises and conditions contained herein, the parties hereto agree as follows:

         7. AMENDMENT TO SECTION 1.

                  7.1. ADDITIONAL DEFINED TERMS. The following defined terms are added to ss.1 of the Stock Purchase Agreement:

         "ARCHITECT" has the meaning set forth in ss.2(g)(v) below.

         "BUILDING IMPROVEMENTS" has the meaning set forth in ss.2(g)(i) below.

         "BUILDING IMPROVEMENTS ESCROW ACCOUNT" has the meaning set forth in ss.2(c)(ii) below.

         "DISBURSEMENT ACTUAL AMOUNT" has the meaning set forth in ss.2(g)(v)(C) below.

         "DISBURSEMENT HIGH AMOUNT" has the meaning set forth in ss.2(g)(v)(B) below.

         "DISBURSEMENT LOW AMOUNT" has the meaning set forth in ss.2(g)(v)(A) below.

         "ENVIRONMENTAL INDEMNIFICATION" has the meaning set forth in ss.9(a) below.

         "FOREIGN QUALIFICATION INDEMNIFICATION" has the meaning set forth in ss.9(a) below.

         "IRS AUDIT INDEMNIFICATION" has the meaning set forth in ss.9(a) below.

         "LITIGATION INDEMNIFICATION" has the meaning set forth in ss.9(a) below.

         "NOTICE OF DISAGREEMENT WITH DISBURSEMENT REQUEST" has the meaning set forth in ss.2(g)(v) below.

         "UNRESTRICTED REPRESENTATIONS, WARRANTIES AND COVENANTS" has the meaning set forth in ss.9(b)(ii) below.

                  7.2. AMENDMENT OF DEFINED TERMS. The following defined terms are hereby amended in their entirety and restated as follows:

         "ACCOUNTING FIRM" has the meaning set forth in ss.2(f)(ii) below.

         "CLOSING" has the meaning set forth in ss.2(h) below.

         "CLOSING DATE" has the meaning set forth in ss.2(h) below.

         DELETION OF DEFINED TERMS. The following defined terms are deleted from
Section 1 of the Stock Purchase Agreement: "ADJUSTED EBITAM", "ADJUSTED EBITAM STATEMENT", "DETERMINATION NOTICE", "EARNOUT", "EARNOUT ACTUAL AMOUNT", "EARNOUT HIGH AMOUNT", "EARNOUT LOW AMOUNT", "FINAL ADJUSTED EBITAM DETERMINATION DATE" and "NOTICE OF DISAGREEMENT WITH ADJUSTED EBITAM STATEMENT".

         8. AMENDMENT TO SS.SS.2(b) AND (c). ss.ss.2(b) and (c) of the Stock Purchase Agreement are hereby amended in their entirety and restated as follows:

                  "(b) PURCHASE PRICE.

                           (i) The aggregate purchase price to be paid by the
                  Purchaser for the all of the Company Shares (the "COMPANY PURCHASE PRICE") shall be $17,400,000, MINUS (A) the amount of Funded Indebtedness as of the Closing Date (after giving effect to any reduction of such Funded Indebtedness on the Closing Date by application of Available Cash) and MINUS (B) any Company Purchase Price Adjustment made pursuant to ss.2(f) below. The amount of the Company Purchase Price to be received by each Seller shall be the Seller's Company Pro Rata Share thereof.

                           (ii) The aggregate purchase price to be paid by the
                  Purchaser for the all of the IMP Shares (the "IMP PURCHASE PRICE") shall be $50,000. The amount of the IMP Purchase Price to be received by each of L. Martin and G. Martin shall be such Person's IMP Pro Rata Share thereof.

                  (c) PAYMENT OF COMPANY PURCHASE PRICE AND IMP PURCHASE PRICE. On the Closing Date, the Purchaser shall make payment of the Company Purchase Price and the IMP Purchase Price as follows:

                           (i) To the Sellers, by wire transfer of immediately
                  available funds, the sum of $12,400,000 [$17,400,000 MINUS (A) the amount of Funded Indebtedness as of the Closing Date (after giving effect to any reduction of such Funded Indebtedness on the Closing Date by application of Available
                  Cash) and (B) $5,000,000 to be deposited as the Escrow Fund pursuant to ss.2(c)(ii) below] (the "INITIAL PAYMENt"), to the account designated in writing by the Sellers' Representative at least two business days prior to the Closing Date.

                           (ii) To SunTrust Bank, Atlanta, as escrow agent (the
                  "ESCROW AGENT") pursuant to the terms of the Escrow Agreement, the sum of $5,000,000 (the "ESCROW FUND"). As provided in the Escrow Agreement, the Escrow Fund shall be divided into three accounts as follows: (A) $50,000 thereof shall be held in an account (the "COMPANY PURCHASE PRICE ADJUSTMENT ESCROW ACCOUNT") to be utilized to fund the Company Purchase Price Adjustment as described in ss.2(f) hereof, (B) $2,450,000 thereof shall be held in an account (the "GENERAL INDEMNIFICATION ESCROW ACCOUNT") to provide indemnification to the Purchaser as provided in ss.9(b) hereof and (C) $2,500,000 thereof (required to be deposited by L. Martin pursuant to the provisions of ss.2(g)) shall be held in an account (the "BUILDING IMPROVEMENTS ESCROW ACCOUNT") to provide for the costs to make the improvements to the Real Property required by the City of Miami to correct certain building code violations as provided in ss.2(g) hereof.

                           (iii) To L. Martin and G. Martin, by wire transfer of
                  immediately available funds, the sum of $50,000 to the account designated in writing by the Sellers' Representative at least two business days prior to the Closing Date."

         9. AMENDMENT OF SS.2(e). ss.2(e) of the Stock Purchase Agreement is hereby amended in its entirety and restated as follows:

                  "(e)     ss.2(e) is intentionally omitted from the Agreement."

         10. AMENDMENT TO SS.2(f)(ii). The eighth sentence of ss.2(f)(ii) of the Stock Purchase Agreement is hereby amended in its entirety and restated as follows:

         "At the end of such 30-day period, the Seller's Representative and the Purchaser shall submit to an independent "Big 6" public accounting firm (the "ACCOUNTING FIRM") for review and resolution any and all matters which remain in dispute and which were included in any Notice of Disagreement With Closing Balance Sheet (it being understood that the Accounting Firm shall act as an arbitrator to determine, based solely on presentations by the Purchaser and the Seller's Representative (and not by independent review), only those matters which remain in dispute), and the Accounting Firm shall reach a final, binding resolution of all matters which remain in dispute, which final resolution shall be (w) in writing, (x) furnished to the Purchaser and the Seller's Representative as soon as practicable after the items in dispute have been referred to the Accounting Firm, (y) made in accordance with this Agreement, and (z) conclusive and binding upon the Parties and not subject to collateral attack for any reason."

         11. AMENDMENT TO SS.2(g). The following new provision is hereby added to the Stock Purchase Agreement and designated as ss.2(g) and ss.ss.2(g), (h),
(i) and (j) to the Stock Purchase Agreement are hereby redesignated as ss.ss.2(h), (i), (j) and (k).

                  "(g)     BUILDING IMPROVEMENTS.

                           (i) L. Martin on behalf of Nitram Partners, Ltd.
                  agrees to be responsible for and to pay all costs associated with the improvements to the Real Property required by the City of Miami to correct certain building code violations, currently estimated to cost $2,500,000 (the "BUILDING IMPROVEMENTS") and, pursuant to the provisions of ss.2(c)(ii), will deposit $2,500,000 with the Escrow Agent to be held in the Building Improvements Escrow Account and disbursed in accordance with the provisions of this ss.2(g); PROVIDED, HOWEVEr, in the event the amount of the Building Improvements set forth in the final quotations and/or construction contract therefor exceeds $2,500,000, L. Martin agrees to deposit the difference in the Building Improvements Escrow Account within five business days of his receipt of the final quotations and/or construction contract; PROVIDED, FURTHER, in the event the amount of the Building Improvements set forth in the final quotations and/or construction contract therefor is less than $2,500,000, the Purchaser agrees to instruct the Escrow Agent, jointly with L. Martin, to make a disbursement of an amount equal to the difference between $2,500,000 and the amount of the Building Improvements set forth in the final quotations and/or construction contract.

                           (ii) L. Martin warrants that the Building
                  Improvements to be made and the operations of the Company thereunder as currently conducted will be in compliance with all applicable statutes, laws, ordinances, rules, orders and regulations of federal, state, local and foreign governments (and all agencies thereof), including, but not limited to, all Environmental, Health and Safety Requirements.

                           (iii) The agreements and warranties of L. Martin set
                  forth in this ss.2(g) shall survive the Closing and continue in full force and effect for the statute of limitations applicable thereto.

                           (iv) Funds in the Building Improvements Escrow
                  Account shall be disbursed as follows. Within five business days after the receipt by the Purchaser of a disbursement request from L. Martin to disburse funds from the Building

                  Improvements Escrow Account, accompanied by the written approval of the disbursement request by the project's construction manager, engineer or architect certifying that the work to be paid for has been satisfactorily completed, the Sellers' Representative and the Purchaser shall jointly instruct the Escrow Agent to make a disbursement of the applicable portion of Building Improvements Escrow Account with respect to any undisputed amounts of the disbursement request. With respect to any items that are the subject of a Notice of Disagreement With Disbursement Request, joint disbursement instructions shall be given to the Escrow Agent within three business days after the resolution thereof in accordance with the provisions of ss.2(g)(v) below.

                           (v) Each disbursement request shall become final and
                  binding upon the Purchaser on the 5th business day following delivery thereof unless the Purchaser gives written notice to the Sellers' Representative of its disagreement with a disbursement request (a "NOTICE OF DISAGREEMENT WITH DISBURSEMENT REQUEST") prior to such date. Any Notice of Disagreement With Disbursement Request shall specify in reasonable detail the nature of any disagreement so asserted. If a timely Notice of Disagreement With Disbursement Request is received by the Sellers' Representative with respect to a disbursement request, then such Disbursement Request (as revised in accordance with clause (A) or (B) below), shall become final and binding upon the Parties on the earlier of
                  (A) the date the Purchaser and the Sellers' Representative resolve in writing any differences they have with respect to any matter specified in a Notice of Disagreement With Disbursement Request, or (B) the date any matters in dispute are finally resolved in writing by the Architect in the manner described below. During the 15 days immediately following the delivery of any Notice of Disagreement With Disbursement Request, the Purchaser and the Sellers' Representative shall seek in good faith to resolve in writing any differences which they may have with respect to any matter specified in such Notice of Disagreement With Disbursement Request. At the end of such 15-day period, the Sellers' Representative and the Purchaser shall submit to an independent architect mutually selected by the Sellers' Representative and the Purchaser (the "ARCHITECT") for review and resolution any and all matters which remain in dispute and which were included in any Notice of Disagreement With Disbursement Request (it being understood that the Architect shall act as an arbitrator to determine, based solely on presentations by the Purchaser and the Sellers' Representative (and not by independent review), only those matters which remain in dispute), and the Architect shall reach a final, binding resolution of all matters which remain in dispute, which final resolution shall be (w) in writing, (x) furnished to the Purchaser and the Sellers' Representative as soon as practicable after the items in dispute have been referred to the Architect, (y) made in accordance with this Agreement, and (z) conclusive and binding upon the Parties and not subject to collateral attack for any reason. Each of Purchaser and L. Martin shall pay its/his own costs and expenses incurred in connection with such arbitration, provided that the fees and expenses of the Architect shall be borne as follows:

                           (A) if the Architect resolves all of the remaining
                  objections in favor of the Purchaser, L. Martin (the amount of the disbursement so determined is referred to herein as the "DISBURSEMENT LOW AMOUNT") will be responsible for all of the fees and expenses of the Architect;

                           (B) if the Architect resolves all of the remaining
                  objections in favor of L. Martin (the amount of the disbursement so determined is referred to herein as the "DISBURSEMENT HIGH AMOUNT"), the Purchaser will be responsible for all of the fees and expenses of the Architect; and

                           (C) if the Architect resolves some of the remaining
                  objections in favor of the Purchaser and the rest of the remaining objections in favor of L. Martin (the amount of the disbursement so determined is referred to herein as the "DISBURSEMENT ACTUAL AMOUNT"), L. Martin will be responsible for that fraction of the fees and expenses of the Accounting Firm equal to (i) the difference between the Disbursement High Amount and the Disbursement Actual Amount over (ii) the difference between the Disbursement High Amount and the Disbursement Low Amount, and the Purchaser will be responsible for the remainder of the fees and expenses.

         12. AMENDMENT TO SS.3B(f). ss.3B(f) of the Stock Purchase Agreement is hereby amended in its entirety and restated as follows:

                  "(f) FINANCIAL STATEMENTS. Set forth in SS.3B(f) OF THE DISCLOSURE SCHEDUle are the following financial statements (collectively the "FINANCIAL STATEMENTS"): (i) audited balance sheets and statements of income and statements of shareholders equity and cash flows as of and for the fiscal year ended December 31, 1998 (the "MOST RECENT FISCAL YEAR END") for the Company; and (ii) unaudited balance sheet and statement of income and statement of cash flows (the "MOST RECENT FINANCIAL STATEMENTS") as of and for the five months ended May 31, 1999 (the "MOST RECENT FISCAL MONTH END") for the Company, with all operations of IMP reflected in the Most Recent Financial Statements. Except as set forth in SS.3B(f) OF THE DISCLOSURE SCHEDULE, the Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of the Company and IMP as of such dates and the results of operations of the Company and IMP for such periods; PROVIDED, HOWEVER, that the Most Recent Financial Statements are subject to normal year-end adjustments (which will not be material, individually or in the aggregate) and lack footnotes and other presentation items."

         13. AMENDMENT TO SS. 9(a). ss. 9(a) of the Stock Purchase Agreement is hereby amended in its entirety and restated as follows:

                  "(a) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The following representations and warranties of the Sellers and the Purchaser and the following indemnification matters shall survive the Closing and continue in full force and effect for the statute of limitations applicable thereto:

                  (i) the representations and warranties of the Sellers contained in ss.3A and contained in ss.3B(b), (d) and (e) (collectively, the "TRANSACTION REPRESENTATIONS AND WARRANTIES");

                  (ii) the representations and warranties of the Sellers contained in ss.3B(k) (the "TAX REPRESENTATIONS AND WARRANTIES");

                  (iii) the representations and warranties of the Sellers contained in ss.3B(u) (the "EMPLOYEE BENEFIT PLAN REPRESENTATIONS AND WARRANTIES");

                  (iv) the representations and warranties of the Sellers contained in ss.3B(v) (the "ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES");

                  (v) the representations and warranties of the Sellers contained in ss.3B(aa) (the "PRODUCTS LIABILITY REPRESENTATIONS AND WARRANTIES");

                  (vi) the representations and warranties of the Purchaser contained in ss.4;

                  (vii) (A) the failure of the Company, prior to Closing, to comply with the reporting requirements of EPCRA and any other similar or identical state or local reporting requirements prior to Closing and
         (B) the existence, prior to Closing, of hazardous waste at the Real Property and the disposal by the Company, prior to Closing, of hazardous waste without a hazardous waste identification number (the "ENVIRONMENTAL INDEMNIFICATION");

                  (viii) the failure of the Company to qualify as a foreign corporation in Nevada and North Carolina, including, but not limited to, the costs of making all requisite filings to qualify the Company and pay Taxes in such states (the "FOREIGN QUALIFICATION
         INDEMNIFICATION");

                  (ix) the IRS audit of the Company's tax return for the year ended December 31, 1997 disclosed on SS.3B(i) OF THE DISCLOSURE SCHEDUle (thE "IRS AUDIT INDEMNIFICATIOn"); and

                  (x) the litigation disclosed on SS.3B(s) OF THE DISCLOSURE SCHEDUle (the "LITIGATION INDEMNIFICATION").

The remaining representations and warranties of the Sellers contained in ss.3B (other than the Transaction Representations and Warranties, the Tax Representations and Warranties, the Employee Benefit Plan Representations and Warranties, the Environmental Representations and Warranties and the Products Liability Representations and Warranties) shall survive the Closing and continue in full force and effect until the two year anniversary of the Closing Date. Any claim for which any Party shall have given proper notice in accordance with the terms of this Agreement (and the Escrow Agreement) on or prior to the expiration of the applicable survival period shall survive until such claim is resolved pursuant to the terms of this Agreement or the Escrow Agreement. To preserve any claim for breach of any such representation or warranty or indemnification matter, the Party claiming a breach shall be obligated to notify the Party claimed to be in breach (except that where the Party claimed to be in breach is the Company or IMP, notice shall be given to the Sellers' Representative) in writing of any such breach, or facts that can reasonably be expected to give rise to such breach, before termination of the applicable survival period in respect of such representation or warranty; otherwise, such Party's claim for breach shall be forever barred."

         14. AMENDMENT TO SS.SS.9(b)(i) AND (ii). ss.ss.9(b)(i) and (ii) of the Stock Purchase Agreement are hereby amended in their entirety and restated as follows:

                  "(i) Pursuant to the terms of the Escrow Agreement and subject to ss.9(a) above and the conditions set forth in this ss.9(b), subsequent to the Closing Date the Sellers shall indemnify, defend and hold harmless the Company and IMP (as assignee of the Purchaser pursuant to ss.9(e) hereof) from, against and in respect of any Losses which the Purchaser, the Company or IMP shall suffer, sustain or become subject to by virtue of or which arise out of, or result from, any breach of the covenants, representations and warranties of the Sellers set forth in this Agreement (other than the Transaction Representations and Warranties, the Tax Representations and Warranties, the Employee Benefit Plan Representations and Warranties, the Environmental Representations and Warranties, the Products Liability Representations and Warranties, the Environmental Indemnification, the Foreign Qualification Indemnification, the IRS Audit Indemnification and the Litigation Indemnification, all of which shall be governed by the provisions of ss.9(b)(ii)); PROVIDED, HOWEVER, that: (A) the Company's and IMP's right to indemnification with respect to such breaches under this ss.9(b)(i) shall be satisfied only by recourse to the funds deposited and remaining in the General Indemnification Escrow Account, and none of the Sellers shall have any personal liability to the Company or IMP with respect to any such breach, and (B) the Company and IMP shall not be entitled to indemnification with respect to any Losses under this ss.9(b)(i) until all such Losses exceed, in the aggregate, $150,000 (the "DEDUCTIBLE"), in which case the Company and IMP shall be entitled to indemnification only to the extent such Losses exceed $150,000. Notwithstanding anything to the contrary contained in this ss.9(b)(i), any breach of the representations and warranties of the Sellers contained in ss.3B(x) shall not be subject to the Deductible.

                  (ii) Subject to ss.9(a) above and the conditions set forth in this ss.9(b), subsequent to the Closing Date the Sellers shall indemnify, defend and hold harmless the Company and IMP (as assignee of the Purchaser pursuant to ss.9(e) hereof) from, against and in respect of any Losses which Purchaser, the Company or IMP shall suffer, sustain or become subject to by virtue of or which arise out of, or result from the following (sometimes hereinafter collectively referred to as the "UNRESTRICTED REPRESENTATIONS, WARRANTIES AND COVENANTS"):

                  (A) any breach of any of the Transaction Representations and Warranties, the Tax Representations and Warranties, the Employee Benefit Plan Representations and Warranties, the Environmental Representations and Warranties or the Products Liability
         Representations and Warranties; and

                  (B) the Environmental Indemnification, the Foreign Qualification Indemnification, the IRS Audit Indemnification and the Litigation Indemnification.

PROVIDED, HOWEVER, that no Seller shall be obligated to indemnify the Purchaser for an amount in excess of its, his or her Company Pro Rata Share or IMP Pro Rata Share, whichever is applicable, of any Losses arising from the Unrestricted Representations, Warranties and Covenants. The Company's and IMP's right to indemnification with respect to breaches of the Unrestricted Representations, Warranties and Covenants under this ss.9(b)(ii) shall not be subject to the Deductible and shall be satisfied first by recourse to the funds deposited and remaining in the General Indemnification Escrow Account; PROVIDED, FURTHER, that to the extent Losses for which the Purchaser is entitled to indemnification under ss.9(b)(i), together with amounts paid from the General Indemnification Escrow Account pursuant to this ss.9(b)(ii) exceed $2,450,000, the Sellers shall pay the Purchaser the deficiency within 10 days of the Purchaser's request. The Parties agree that the following limits shall apply with respect to the Sellers indemnification obligations under this ss.9(b)(ii):

                  (X) In no event shall the Company or IMP be entitled to indemnification for any Losses with respect to the breach of any Employee Benefit Plan Representations and Warranties and the Products Liability Representations and Warranties and the Foreign Qualification Indemnification to the extent that the sum of (x) all such Losses, and
         (y) the amount of all disbursements made to the Company and IMP from the General Indemnification Escrow Account exceeds, in the aggregate, $5,000,000;

                  (Y) In no event shall the Company or IMP be entitled to indemnification for any Losses with respect to the breach of any Tax Representations and Warranties, Environmental Representations and Warranties, the Environmental Indemnification, the IRS Audit Indemnification and the Litigation Indemnification to the extent that the sum of (1) all such Losses, (2) the amount of all disbursements made to the Company and IMP from the General Indemnification Escrow Account and (3) the amount of any Losses paid for a breach of any Employee Benefit Plan Representations and Warranties, the Products Liability Representations and Warranties and the Foreign Qualification Indemnification, exceeds in the aggregate, the Company Purchase Price and the IMP Purchase Price; and

                  (Z) There shall be no limit on the amount of any Losses for which the Company or IMP is entitled to indemnification for the breach of any Transaction Representations and Warranties."

         15. AMENDMENT TO SECTION 10(a). Section 10(a) of the Stock Purchase Agreement is hereby amended in its entirety and restated as follows:

                  "(a) DISPUTE DEFINED. As used in this Agreement, "DISPUTE" shall (i) mean any dispute or disagreement among the Parties concerning the interpretation of this Agreement, the validity of this Agreement, any breach or alleged breach by any party under this Agreement or any other matter relating in any way to this Agreement, and (ii) exclude any dispute or disagreement between the Company and the Sellers concerning the determination of the Net Working Capital which shall be resolved pursuant to the provisions of Section 2(f)(ii) of this Agreement."

         16. ESCROW AGREEMENT. Exhibit A attached hereto is hereby substituted for EXHIBIT A attached to the Stock Purchase Agreement.

         17. AMENDMENT TO DISCLOSURE SCHEDULES. The following Disclosure Schedules attached hereto are hereby substituted for the Disclosure Schedules attached to the Stock Purchase Agreement:

                  ss.3B(a) of the Disclosure Schedule
                  ss.3B(f) of the Disclosure Schedule
                  ss.3B(g) of the Disclosure Schedule
                  ss.3B(i) of the Disclosure Schedule
                  ss.3B(j) of the Disclosure Schedule
                  ss.3B(l) of the Disclosure Schedule
                  ss.3B(m) of the Disclosure Schedule
                  ss.3B(n) of the Disclosure Schedule
                  ss.3B(o)(i) of the Disclosure Schedule
                  ss.3B(p) of the Disclosure Schedule
                  ss.3B(r) of the Disclosure Schedule
                  ss.3B(s) of the Disclosure Schedule
                  ss.3B(u) of the Disclosure Schedule
                  ss.3B(v) of the Disclosure Schedule
                  ss.3B(z) of the Disclosure Schedule
                  ss.3B(aa) of the Disclosure Schedule
                  ss.6(b)(iii) of the Disclosure Schedule

         18. EXECUTION IN COUNTERPARTS; FAX SIGNATURES. For the convenience of the parties hereto, this Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument, without necessity of production of the others. Signatures may be exchanged by facsimile transmission, with original signatures to follow. Each party to this Amendment agrees that he/she/it will be bound by his/her/its own facsimile signature and that he/she/it accepts the facsimile signature of the other parties to this Amendment.

         19. RATIFICATION. The remaining provisions of the Stock Purchase Agreement are hereby ratified and affirmed.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.

                                     WINSTON FURNITURE COMPANY OF
                                     ALABAMA, INC.


                                     By: /s/ Stephen C. Hess
                                         --------------------------------
                                     Stephen C. Hess, President


                                     MIAMI METAL PRODUCTS, INC.

                                     By: /s/ Leo Martin
                                         --------------------------------
                                     Leo Martin, Chairman


                                     INDUSTRIAL MUEBLERA POMPEII de
                                     MEXICO, S.A. de C.V.


                                     By: /s/ Leo Martin
                                         --------------------------------
                                     Leo Martin, Chairman

                                     SELLERS:

                                     /s/ Leo Martin
                                     -----------------------------------------
                                     Leo Martin


                                     /s/ Gloria Martin
                                     -----------------------------------------
                                     Glora Martin


                                     /s/ Donald R. Tescher
                                     -----------------------------------------
                                     Donald R. Tescher, Trustee and not
                                     individually of the Leo Martin Retained
                                     Annuity Trust Agreement I


                                     /s/ Donald R. Tescher
                                     -----------------------------------------
                                     Donald R. Tescher, Trustee and not
                                     individually of the Leo Martin Retained
                                     Annuity Trust Agreement II


                                     /s/ Donald R. Tescher
                                     -----------------------------------------
                                     Donald R. Tescher, Trustee and not
                                     individually of the Leo Martin Retained
                                     Annuity Trust Agreement III


                                     /s/ Donald R. Tescher
                                     -----------------------------------------
                                     Donald R. Tescher, Trustee and not
                                     individually of the Gloria Martin Retained
                                     Annuity Trust Agreement I


                                     /s/ Donald R. Tescher
                                     -----------------------------------------
                                     Donald R. Tescher, Trustee and not
                                     individually of the Gloria Martin Retained
                                     Annuity Trust Agreement II


                                     /s/ Donald R. Tescher
                                     -----------------------------------------
                                     Donald R. Tescher, Trustee and not
                                     individually of the Gloria Martin Retained
                                     Annuity Trust Agreement III